                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4075

                     RIVERSOURCE INTERNATIONAL SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
DISCIPLINED INTERNATIONAL EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE DISCIPLINED
INTERNATIONAL EQUITY FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     17

Financial Statements................     26

Notes to Financial Statements.......     31

Report of Independent Registered
   Public Accounting Firm...........     49

Federal Income Tax Information......     50

Board Members and Officers..........     52

Approval of Investment Management
   Services Agreement...............     56

Proxy Voting........................     58

Change in Independent Registered
   Public Accounting Firm...........     59

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource Disciplined International Equity Fund seeks to provide shareholders with long-term capital growth.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

United Kingdom                                               16.3%
Germany                                                      12.3%
Japan                                                        10.4%
Netherlands                                                   9.4%
Australia                                                     7.2%
France                                                        7.1%
Other(1)                                                     37.3%

(1) Includes United States 4.8%, Sweden 3.6%, Spain 3.4%, Italy 3.3%, Hong Kong 3.1%, Finland 3.0%, Luxembourg 2.6%, Singapore 2.1%, Denmark 1.9%, Norway 1.8%, Switzerland 1.8%, Belgium 1.7%, Austria 0.4%, Bermuda 0.1%, Greece 0.1%, Ireland 0.1%, New Zealand 0.1% and Cash & Cash Equivalents 3.4%.

TOP TEN HOLDINGS

Percentage of portfolio assets

iShares MSCI Emerging Markets Index
  Fund (United States)                4.4%
Royal Dutch Shell Series A
   (Netherlands)                      3.2%
Daimler (Germany)                     3.0%
ArcelorMittal (Luxembourg)            2.6%
ABN AMRO Holding (Netherlands)        2.3%
Eni (Italy)                           2.1%
Vodafone Group (United Kingdom)       1.9%
Deutsche Telekom (Germany)            1.8%
Volkswagen (Germany)                  1.8%
Royal Bank of Scotland Group
   (United Kingdom)                   1.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.
--------------------------------------------------------------------------------

      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
          X                   LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
Dimitris Bertsimas,                  14
   Ph.D.
Alexander Sauer-Budge,                4
   Ph.D.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     RDIAX          05/18/06
Class B                        --          05/18/06
Class C                     RDICX          05/18/06
Class I                     RSDIX          05/18/06
Class R4(1)                    --          05/18/06
Class W                     RDIWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $648.9 million
Number of holdings                              255

--------------------------------------------------------------------------------

 4 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource Disciplined International Equity Fund
  Class A (excluding sales charge)                     +34.06%

Morgan Stanley Capital International (MSCI) EAFE
  Index (unmanaged)                                    +25.43%

Lipper International Large-Cap Core Funds Index        +26.89%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                                           NET FUND AND
                                                                           ACQUIRED FUND
                                          TOTAL FUND                   (UNDERLYING FUND)(A)
Class A                                     1.43%                              1.46%
Class B                                     2.20%                              2.23%
Class C                                     2.19%                              2.22%
Class I                                     1.05%                              1.08%
Class R4(b)                                 1.36%                              1.39%
Class W(c)                                  1.48%                              1.51%

(a) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is 0.03%.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.
--------------------------------------------------------------------------------

      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                   SINCE
WITHOUT SALES CHARGE                  1 YEAR     INCEPTION
 Class A (inception 5/18/06)          +34.06%     +27.84%
 Class B (inception 5/18/06)          +32.94%     +26.83%
 Class C (inception 5/18/06)          +32.85%     +26.77%
 Class I (inception 5/18/06)          +34.61%     +28.22%
 Class R4* (inception 5/18/06)        +34.13%     +27.97%
 Class W (inception 12/1/06)             N/A      +30.03%**
WITH SALES CHARGE
 Class A (inception 5/18/06)          +26.35%     +22.75%
 Class B (inception 5/18/06)          +27.94%     +24.35%
 Class C (inception 5/18/06)          +13.03%     +26.77%

AT SEPT. 30, 2007
                                                   SINCE
WITHOUT SALES CHARGE                  1 YEAR     INCEPTION
 Class A (inception 5/18/06)          +32.65%     +24.46%
 Class B (inception 5/18/06)          +31.69%     +23.51%
 Class C (inception 5/18/06)          +31.60%     +23.45%
 Class I (inception 5/18/06)          +33.25%     +24.87%
 Class R4* (inception 5/18/06)        +32.86%     +24.60%
 Class W (inception 12/1/06)             N/A      +22.75%**
WITH SALES CHARGE
 Class A (inception 5/18/06)          +25.02%     +19.19%
 Class B (inception 5/18/06)          +26.69%     +20.80%
 Class C (inception 5/18/06)          +10.81%     +23.45%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.
--------------------------------------------------------------------------------

 6 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Dimitris Bertsimas and Alexander Sauer-Budge, portfolio managers for RiverSource Disciplined International Equity Fund, discuss the Fund's results and positioning for the 12 months ended Oct. 31, 2007.

At Oct. 31, 2007, approximately 30% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Disciplined International Equity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 39, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined International Equity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 36.

Q: How did RiverSource Disciplined International Equity Fund perform during the
   12 months ended Oct. 31, 2007?

A: RiverSource Disciplined International Equity Fund's Class A shares gained
   34.06% (excluding sales charge) during the 12 months ended Oct. 31, 2007. The Fund outperformed its benchmark, the MSCI EAFE Index, which rose 25.43%. The Fund also outperformed the Lipper International Large-Cap Core Funds Index, which returned 26.89%, representing the Fund's peer group, during the same period.

   DURING THE REPORTING PERIOD, ALL THREE QUANTITATIVE MODELS OUTPERFORMED THE MSCI EAFE INDEX, LED BY THE MOMENTUM MODEL.


Q: What factors most significantly affected the Fund's performance?

A: The Fund's performance was driven primarily by the performance of the three quantitative investment models -- momentum, value and quality-adjusted value -- we employ in selecting stocks for the Fund's portfolio. The three models choose the international stocks for the portfolio, and we then weight the stocks chosen. During the reporting period, all three quantitative models outperformed the MSCI EAFE Index, led by the momentum model. We believe the style diversification provided by the three very different quantitative models may be a significant investment advantage.

--------------------------------------------------------------------------------

      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   - The momentum model is designed to single out groups of companies that appear to be having improving prospects based on the pattern of stock returns observed over history.

   - The value model selects undervalued stocks based on proprietary estimates of future corporate earnings.

   - The quality-adjusted value model is designed to select undervalued securities by adjusting the valuations of stocks to take into account each stock's historical earnings stability and debt load.

   In seeking to manage risk associated with international equity investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including country, region, industry, sector, market capitalization and portfolio turnover. We also use quantitative asset allocation models to determine the mix between developed international markets and emerging markets. For example, the Fund benefited from exposure to and positioning within emerging markets that shifted throughout the period. The Fund's exposure to emerging markets went from approximately 10% of net assets at the start of the period to 0% and then back up to nearly 5% by the end of the period. Changes in both timing and weighting contributed to results in this example. Throughout the period, we used these and other techniques to reduce the expected risk of the portfolio and to avoid large deviations from the MSCI EAFE Index.

   From a sector perspective, stock selection in the consumer discretionary, financials and industrials sectors contributed positively as did an exposure to financials that was lower than that of the MSCI EAFE Index. Having only a modest allocation to the strongly performing utilities sector and stock selection within the sector detracted from performance.

   All regions in which the Fund invests contributed to the portfolio's return. Performance was boosted the most by a significant allocation to and stock selection within Europe excluding the United Kingdom. Within Europe, effective stock selection in Germany, France and Switzerland helped in particular. Detracting modestly within Europe was positioning and stock selection in Greece and New Zealand; stock selection in Finland modestly detracted as well. The Fund also benefited from a modest exposure to the poorly-performing Japanese market. A significant allocation to the Pacific

--------------------------------------------------------------------------------

 8 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   excluding Japan, the strongest performing region within the MSCI EAFE Index, further contributed to Fund results. Stock selection within the same region also contributed. Finally, the Fund's sizable position in the United Kingdom detracted from results, but this was more than offset by effective stock selection within the U.K.

   From a market capitalization perspective, an emphasis on and stock selection within mid-cap stocks helped Fund performance. A more modest exposure to and stock selection within the large-cap segment of the market also added to returns. Individual stocks that contributed most to the Fund's return were German auto manufacturer Daimler, selected at the start of the period by the value and quality models and confirmed at the end of the period by all three models; Dutch bank ABN AMRO Holding, at first a quality model selection and then later both a quality and momentum model choice; and Dutch steel producer ArcelorMittal, selected by both the momentum and quality models.

   Stocks that detracted from the Fund's results most were Japanese commercial bank Shinsei Bank, selected by both the quality and value models; UK's Royal Bank of Scotland Group, also selected by both the quality and value models; and Japanese electric appliances manufacturer SANYO Electric not held at period end, selected by the quality model.

Q: What changes did you make to the Fund's portfolio during the period?

A: As a result of consistent application of our disciplined investment process, the Fund's significant allocation to consumer discretionary decreased a bit, and its sizable exposure to energy increased. The Fund's already modest exposure to consumer staples was reduced even more.

   The Fund's sizable allocation to the United Kingdom was reduced, though the position remained a significant one. Its position in the Pacific excluding Japan was increased. From a market capitalization perspective, the Fund's exposure to large-cap stocks was increased from modest compared to the MSCI EAFE Index to greater than the benchmark index.

--------------------------------------------------------------------------------

      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   THE COMBINATION OF OUR THREE WELL-TESTED QUANTITATIVE MODELS SHOULD HELP US DELIVER VALUE RELATIVE TO THE MSCI EAFE INDEX OVER EXTENDED PERIODS OF TIME.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: We believe our consistent use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for any potential market conditions.

   Employing style diversification remains a critical advantage to the Fund. We believe that the combination of our three well-tested quantitative models should help us deliver value relative to the MSCI EAFE Index over extended periods of time. We are equally convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry, sector, country or region becomes too large within the Fund's portfolio. We also intend to continue to employ the macroscopic aspects of our rigorous risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs and more, as we seek to maintain the high quality of the Fund's portfolio.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 10 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined International Equity Fund Class A shares (from 6/1/06 to 10/31/07)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 18, 2006. MSCI EAFE Index and Lipper peer group data is from June 1, 2006.

COMPARATIVE RESULTS

Results at Oct. 31, 2007
                                                        SINCE
                                          1 YEAR     INCEPTION(3)
RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND (INCLUDES SALES
CHARGE)
 Class A Cumulative value of $10,000      $12,635      $13,471
        Average annual total return        +26.35%      +22.75%
MSCI EAFE INDEX(1)
        Cumulative value of $10,000       $12,543      $13,557
        Average annual total return        +25.43%       23.96%
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000       $12,689      $13,610
        Average annual total return        +26.89%       24.31%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND LINE GRAPH)

                                               RIVERSOURCE DISCIPLINED
                                              INTERNATIONAL EQUITY FUND    MORGAN STANLEY CAPITAL     LIPPER INTERNATIONAL LARGE-
                                               CLASS A (INCLUDES SALES    INTERNATIONAL (MSCI) EAFE     CAP CORE FUNDS INDEX(2)
                                                       CHARGE)                     INDEX(1)
                                              -------------------------   -------------------------   ---------------------------
6/1/06                                                 $ 9,425                     $10,000                      $10,000
10/31/06                                                10,049                      10,808                       10,727
4/30/07                                                 11,759                      12,503                       12,246
10/31/07                                                13,471                      13,557                       13,610

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from May 18, 2006. MSCI EAFE Index and Lipper peer group data is from June 1, 2006.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

                                                                               DIRECT AND
                                                                 DIRECT         INDIRECT
                                BEGINNING        ENDING         EXPENSES        EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     PAID DURING
                               MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   THE PERIOD(B)
 Class A
   Actual(c)                     $1,000         $1,145.60        $ 7.73          $ 7.90
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.00        $ 7.27          $ 7.43
 Class B
   Actual(c)                     $1,000         $1,141.30        $11.82          $11.98
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.17        $11.12          $11.27
 Class C
   Actual(c)                     $1,000         $1,140.30        $11.76          $11.92
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.22        $11.07          $11.22
 Class I
   Actual(c)                     $1,000         $1,149.00        $ 5.42          $ 5.58
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,020.16        $ 5.09          $ 5.24
 Class R4*
   Actual(c)                     $1,000         $1,146.50        $ 7.30          $ 7.47
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.40        $ 6.87          $ 7.02
 Class W
   Actual(c)                     $1,000         $1,145.70        $ 8.00          $ 8.17
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.74        $ 7.53          $ 7.68

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  15

ANNUALIZED EXPENSE RATIOS

                                               FUND'S       ACQUIRED FUND
                                             ANNUALIZED       FEES AND      NET FUND
                                            EXPENSE RATIO     EXPENSES      EXPENSES
 Class A                                       1.43%            .03%         1.46%
 Class B                                       2.19%            .03%         2.22%
 Class C                                       2.18%            .03%         2.21%
 Class I                                       1.00%            .03%         1.03%
 Class R4*                                     1.35%            .03%         1.38%
 Class W                                       1.48%            .03%         1.51%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2007: +14.56% for Class A, +14.13% for Class B, +14.03% for Class C, +14.90% for Class I, +14.65% for Class R4 and +14.57% for Class W.

--------------------------------------------------------------------------------

 16 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (93.9%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (7.1%)
AIR FREIGHT & LOGISTICS (0.2%)
Toll Holdings                                       128,376              $1,604,012
-----------------------------------------------------------------------------------

AIRLINES (0.2%)
Qantas Airways                                      229,048               1,266,458
-----------------------------------------------------------------------------------

BEVERAGES (0.1%)
Coca-Cola Amatil                                     97,476                 931,358
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.4%)
CSL                                                  81,867               2,811,892
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Commonwealth Bank of Australia                       57,878               3,332,721
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Leighton Holdings                                    14,484                 847,754
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Australian Stock Exchange                            34,372               1,853,034
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Telstra                                             322,866               1,412,791
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.4%)
WorleyParsons                                        59,570               2,692,170
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.3%)
Woolworths                                           59,763               1,872,670
-----------------------------------------------------------------------------------

INSURANCE (0.3%)
QBE Insurance Group                                  59,255               1,812,966
-----------------------------------------------------------------------------------

METALS & MINING (2.2%)
BHP Billiton                                        180,996               7,879,730
BlueScope Steel                                     114,191               1,138,715
OneSteel                                            144,657                 934,485
Rio Tinto                                            20,575               2,135,212
Zinifex                                             108,353               1,714,381
                                                                    ---------------
Total                                                                    13,802,523
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (CONT.)

OIL, GAS & CONSUMABLE FUELS (0.1%)
Origin Energy                                        54,035                $463,619
Santos                                               37,028                 488,635
                                                                    ---------------
Total                                                                       952,254
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.5%)
Centro Properties Group                              83,863                 551,937
CFS Retail Property Trust Unit                      400,622                 914,886
DB RREEF Trust                                      805,050               1,576,686
ING Industrial Fund Unit                            393,121               1,029,959
Macquarie Office Trust Unit                         274,514                 421,109
Multiplex Group                                      89,625                 420,569
Stockland                                             7,382(b)               61,042
Stockland                                           159,435               1,339,026
Westfield Group                                     143,447               2,932,413
                                                                    ---------------
Total                                                                     9,247,627
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Macquarie Airports                                  154,863                 636,300
Macquarie Infrastructure Group                      266,652                 791,363
                                                                    ---------------
Total                                                                     1,427,663
-----------------------------------------------------------------------------------

AUSTRIA (0.5%)
METALS & MINING (0.2%)
voestalpine                                          16,201               1,463,903
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.3%)
OMV                                                  20,895               1,568,928
-----------------------------------------------------------------------------------

BELGIUM (1.6%)
BEVERAGES (0.1%)
InBev                                                 8,194                 775,567
-----------------------------------------------------------------------------------

CHEMICALS (0.3%)
Solvay                                                2,732                 416,007
Umicore                                               6,901               1,725,537
                                                                    ---------------
Total                                                                     2,141,544
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND - 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
BELGIUM (CONT.)

COMMERCIAL BANKS (0.6%)
Dexia                                                55,190              $1,776,989
KBC Groep                                            13,864               1,948,679
                                                                    ---------------
Total                                                                     3,725,668
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Fortis                                               77,946               2,503,353
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Belgacom                                             29,657               1,421,249
-----------------------------------------------------------------------------------

BERMUDA (0.1%)
OIL, GAS & CONSUMABLE FUELS
Frontline                                            14,850                 671,770
-----------------------------------------------------------------------------------

DENMARK (1.9%)
BEVERAGES (0.2%)
Carlsberg Series B                                   10,925               1,477,945
-----------------------------------------------------------------------------------

CHEMICALS (0.1%)
Novozymes Series B                                    6,700                 732,313
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.1%)
Danske Bank                                          20,700                 916,329
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
FLSmidth & Co                                         7,950                 866,617
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Vestas Wind Systems                                  28,050(b)            2,516,780
-----------------------------------------------------------------------------------

MARINE (0.4%)
AP Moller-Maersk Series B                               194               2,686,625
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Novo Nordisk Series B                                25,225               3,144,151
-----------------------------------------------------------------------------------

FINLAND (2.9%)
AUTO COMPONENTS (0.1%)
Nokian Renkaat                                       20,005                 757,528
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.6%)
Nokia                                               264,891              10,520,635
-----------------------------------------------------------------------------------

INSURANCE (0.2%)
Sampo Series A                                       35,841               1,125,851
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
FINLAND (CONT.)

MACHINERY (0.3%)
KCI Konecranes                                       12,304                $554,113
Metso                                                11,257                 687,318
Wartsila Series B                                     7,562                 619,906
                                                                    ---------------
Total                                                                     1,861,337
-----------------------------------------------------------------------------------

METALS & MINING (0.2%)
Outokumpu                                            20,411                 765,889
Rautaruukki                                          11,971                 689,918
                                                                    ---------------
Total                                                                     1,455,807
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.1%)
Neste Oil                                            14,845                 534,978
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Stora Enso Series R                                 129,029               2,380,188
UPM-Kymmene                                          18,073                 405,992
                                                                    ---------------
Total                                                                     2,786,180
-----------------------------------------------------------------------------------

FRANCE (7.0%)
AIRLINES (0.2%)
Air France-KLM                                       31,272               1,193,360
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.8%)
Michelin Series B                                    33,522               4,514,838
Valeo                                                 8,660                 476,787
                                                                    ---------------
Total                                                                     4,991,625
-----------------------------------------------------------------------------------

AUTOMOBILES (0.9%)
Renault                                              34,604               5,844,837
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
Compagnie de Saint-Gobain                            25,369               2,734,162
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.5%)
BNP Paribas                                          73,518               8,148,435
Credit Agricole                                     124,030               4,914,090
Societe Generale                                     13,029               2,201,211
                                                                    ---------------
Total                                                                    15,263,736
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
VINCI                                                23,285               1,921,505
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
France Telecom                                       93,846               3,470,568
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND - 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
FRANCE (CONT.)

ELECTRICAL EQUIPMENT (0.4%)
ALSTOM                                                8,554              $2,028,795
Schneider Electric                                    5,020                 694,443
                                                                    ---------------
Total                                                                     2,723,238
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Casino Guichard Perrachon                             4,679                 523,952
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Accor                                                14,375               1,377,250
Sodexho Alliance                                      9,354                 677,223
                                                                    ---------------
Total                                                                     2,054,473
-----------------------------------------------------------------------------------

INSURANCE (0.1%)
CNP Assurances                                        7,165                 915,510
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Unibail-Rodamco                                       6,364               1,589,412
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Bouygues                                             20,621               1,990,218
-----------------------------------------------------------------------------------

GERMANY (11.0%)
AUTOMOBILES (4.7%)
Daimler                                             171,901              18,958,124
Volkswagen                                           39,337              11,245,767
                                                                    ---------------
Total                                                                    30,203,891
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
Deutsche Bank                                        18,683               2,496,096
-----------------------------------------------------------------------------------

CHEMICALS (1.7%)
BASF                                                 49,403               6,858,744
Bayer                                                46,647               3,895,698
                                                                    ---------------
Total                                                                    10,754,442
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Hochtief                                              4,083                 560,256
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Deutsche Boerse                                      17,293               2,776,306
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
Deutsche Telekom                                    551,839              11,337,903
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Metro                                                10,730                 972,469
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
GERMANY (CONT.)

HOTELS, RESTAURANTS & LEISURE (0.2%)
TUI                                                  37,118(b)           $1,091,315
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
Siemens                                              29,314               4,003,011
-----------------------------------------------------------------------------------

MACHINERY (0.4%)
MAN                                                  14,227               2,547,200
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Salzgitter                                            8,108               1,596,449
ThyssenKrupp                                         28,920               1,920,879
                                                                    ---------------
Total                                                                     3,517,328
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)
Merck                                                 5,764                 721,674
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Hypo Real Estate Holding                              6,494                 385,962
-----------------------------------------------------------------------------------

GREECE (0.1%)
COMMERCIAL BANKS
Piraeus Bank                                         15,558                 626,443
-----------------------------------------------------------------------------------

HONG KONG (3.0%)
DISTRIBUTORS (0.2%)
Li & Fung                                           320,000               1,518,523
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Hong Kong Exchanges and Clearing                     77,500               2,587,158
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
CLP Holdings                                        215,000               1,452,999
HongKong Electric Holdings                          274,500               1,411,274
                                                                    ---------------
Total                                                                     2,864,273
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Kingboard Chemical Holdings                         101,500                 666,686
-----------------------------------------------------------------------------------

MARINE (0.1%)
Orient Overseas Intl                                 59,500                 614,272
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND - 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HONG KONG (CONT.)

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.4%)
Cheung Kong Holdings                                117,000              $2,295,020
Hang Lung Properties                                526,000               2,530,647
Henderson Land Development                           93,000                 833,703
Kerry Properties                                    177,500               1,543,944
Swire Pacific Series A                              111,000               1,585,298
                                                                    ---------------
Total                                                                     8,788,612
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Esprit Holdings                                     153,400               2,561,998
-----------------------------------------------------------------------------------

IRELAND (0.1%)
COMMERCIAL BANKS
Bank of Ireland                                      46,855                 863,522
-----------------------------------------------------------------------------------

ITALY (3.3%)
COMMERCIAL BANKS (0.4%)
Banco Popolare Scarl                                 29,312(b)              703,584
Intesa Sanpaolo                                      48,963                 371,769
Unione di Banche Italiane                            48,443               1,350,575
                                                                    ---------------
Total                                                                     2,425,928
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Telecom Italia                                      553,777               1,735,354
Telecom Italia                                    1,378,688               3,570,784
                                                                    ---------------
Total                                                                     5,306,138
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.1%)
Eni                                                 370,380              13,524,256
-----------------------------------------------------------------------------------

JAPAN (10.2%)
AUTO COMPONENTS (0.3%)
Aisin Seiki                                          22,700                 933,029
Bridgestone                                          55,200               1,222,266
                                                                    ---------------
Total                                                                     2,155,295
-----------------------------------------------------------------------------------

AUTOMOBILES (1.6%)
Honda Motor                                         265,600               9,948,904
-----------------------------------------------------------------------------------

CHEMICALS (0.2%)
Mitsui Chemicals                                    123,000               1,157,223
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

COMMERCIAL BANKS (0.4%)
Chuo Mitsui Trust Holdings                           77,000                $616,303
Resona Holdings                                         555                 994,821
Shinsei Bank                                        345,000               1,118,579
                                                                    ---------------
Total                                                                     2,729,703
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Dai Nippon Printing                                  86,000               1,248,805
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Mitsumi Electric                                     18,500                 852,710
NEC                                                 164,000                 815,758
Seiko Epson                                          20,000                 472,746
                                                                    ---------------
Total                                                                     2,141,214
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Toyo Seikan Kaisha                                   32,300                 584,082
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Alps Electric                                        38,000                 475,894
FUJIFILM Holdings                                    34,800               1,665,157
Hitachi                                             642,000               4,300,646
                                                                    ---------------
Total                                                                     6,441,697
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Pioneer                                              68,300                 761,243
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Nikon                                                46,000               1,476,669
-----------------------------------------------------------------------------------

MACHINERY (0.9%)
Japan Steel Works                                    63,000               1,030,837
Komatsu                                              78,400               2,629,288
Mitsui Engineering & Shipbuilding                    92,000                 541,888
NGK Insulators                                       46,000               1,631,244
                                                                    ---------------
Total                                                                     5,833,257
-----------------------------------------------------------------------------------

MARINE (0.9%)
Kawasaki Kisen Kaisha                               114,000               1,582,829
Mitsui OSK Lines                                    168,000               2,777,469
Nippon Yusen Kabushiki Kaisha                       123,000               1,270,260
                                                                    ---------------
Total                                                                     5,630,558
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND - 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

METALS & MINING (0.7%)
JFE Holdings                                         30,200              $1,768,397
Mitsubishi Materials                                 59,000                 345,527
Nippon Steel                                        323,000               2,147,477
                                                                    ---------------
Total                                                                     4,261,401
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.3%)
Nippon Mining Holdings                               55,500                 525,098
Nippon Oil                                          180,000               1,594,688
                                                                    ---------------
Total                                                                     2,119,786
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Nippon Building Fund                                     36                 522,374
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
Mitsubishi Estate                                    68,000               2,039,142
-----------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Nippon Express                                      133,000                 669,089
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
SUMCO                                                43,200               1,577,157
-----------------------------------------------------------------------------------

SOFTWARE (1.5%)
Nintendo                                             15,200               9,656,126
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
Mitsubishi                                           76,900               2,395,038
Mitsui & Co                                          87,000               2,257,296
Sojitz                                              161,800                 742,944
                                                                    ---------------
Total                                                                     5,395,278
-----------------------------------------------------------------------------------

LUXEMBOURG (2.5%)
METALS & MINING
ArcelorMittal                                       202,242              16,319,937
-----------------------------------------------------------------------------------

NETHERLANDS (9.2%)
COMMERCIAL BANKS (2.3%)
ABN AMRO Holding                                    272,764              14,775,223
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
ING Groep                                           118,822               5,370,815
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Koninklijke (Royal) KPN                              58,511               1,104,800
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Unilever                                             97,725               3,180,859
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
NETHERLANDS (CONT.)

INSURANCE (0.7%)
Aegon                                               219,927              $4,559,292
-----------------------------------------------------------------------------------

MEDIA (0.1%)
Reed Elsevier                                        40,650                 790,087
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.5%)
Royal Dutch Shell Series A                          464,161              20,356,217
Royal Dutch Shell Series B                          208,095               9,078,254
                                                                    ---------------
Total                                                                    29,434,471
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Corio                                                 6,586                 578,343
-----------------------------------------------------------------------------------

NEW ZEALAND (0.1%)
CONSTRUCTION MATERIALS
Fletcher Building                                    61,784                 567,436
-----------------------------------------------------------------------------------

NORWAY (1.8%)
CHEMICALS (0.2%)
Yara Intl                                            29,150               1,136,485
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
DNB NOR                                             132,500               2,196,450
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.1%)
Tandberg                                             17,300                 442,838
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Telenor                                              44,800(b)            1,055,142
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Orkla                                               167,600               3,134,406
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
Norsk Hydro                                          42,250                 621,312
StatoilHydro                                         91,677               3,124,020
                                                                    ---------------
Total                                                                     3,745,332
-----------------------------------------------------------------------------------

SINGAPORE (2.1%)
AIRLINES (0.2%)
Singapore Airlines                                   80,000               1,092,283
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
Oversea-Chinese Banking                             211,000               1,354,934
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Singapore Exchange                                  178,000               1,950,858
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND - 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SINGAPORE (CONT.)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
SingTel                                             775,000              $2,204,313
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
Keppel                                              229,000               2,354,410
SembCorp Inds                                       282,000               1,165,046
                                                                    ---------------
Total                                                                     3,519,456
-----------------------------------------------------------------------------------

MARINE (0.1%)
Neptune Orient Lines                                266,000                 953,093
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
CapitaMall Trust                                    370,000                 944,599
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
CapitaLand                                          155,000                 872,898
City Developments                                    58,000                 640,531
                                                                    ---------------
Total                                                                     1,513,429
-----------------------------------------------------------------------------------

SPAIN (3.3%)
AIRLINES (0.1%)
Iberia Lineas Aereas de Espana                      102,777                 524,360
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
Banco Popular Espanol                                52,663                 924,283
Banco Santander                                     258,332               5,649,869
                                                                    ---------------
Total                                                                     6,574,152
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Telefonica                                          160,281               5,307,301
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Gas Natural SDG                                      29,516               1,819,776
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
Repsol YPF                                          153,447               6,062,501
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.2%)
Inditex                                              15,966               1,193,799
-----------------------------------------------------------------------------------

SWEDEN (3.6%)
COMMERCIAL BANKS (0.5%)
Nordea Bank                                         109,900               1,968,884
Svenska Handelsbanken Series A                       34,300               1,140,802
                                                                    ---------------
Total                                                                     3,109,686
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SWEDEN (CONT.)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
TELE2 Series B                                       32,500                $767,787
TeliaSonera                                         128,000               1,263,088
                                                                    ---------------
Total                                                                     2,030,875
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Electrolux Series B                                  60,700               1,179,421
-----------------------------------------------------------------------------------

MACHINERY (1.5%)
Alfa Laval                                           12,900               1,028,004
Sandvik                                             140,600               2,672,236
Scania Series B                                      46,600               1,279,684
SKF Group Series B                                   49,400                 963,961
Volvo Series A                                       69,200               1,349,490
Volvo Series B                                      119,100               2,342,633
                                                                    ---------------
Total                                                                     9,636,008
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
SSAB Svenskt Stal Series A                           30,400                 991,254
SSAB Svenskt Stal Series B                           23,300                 689,414
                                                                    ---------------
Total                                                                     1,680,668
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Svenska Cellulosa Series B                          122,600               2,166,687
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Fabege                                               52,000                 621,244
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Hennes & Mauritz Series B                            39,925               2,668,333
-----------------------------------------------------------------------------------

SWITZERLAND (1.8%)
CHEMICALS (0.1%)
Ciba Specialty Chemicals                             10,842                 540,108
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Swisscom                                              2,502                 926,146
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
ABB                                                 127,566               3,856,702
-----------------------------------------------------------------------------------

INSURANCE (0.3%)
Zurich Financial Services                             6,911               2,086,832
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND - 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SWITZERLAND (CONT.)

METALS & MINING (0.3%)
Xstrata                                              30,968              $2,232,756
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Swatch Group                                          5,445                 342,687
Swatch Group Series B                                 5,035               1,612,044
                                                                    ---------------
Total                                                                     1,954,731
-----------------------------------------------------------------------------------

UNITED KINGDOM (15.9%)
AUTO COMPONENTS (0.1%)
GKN                                                  79,418                 607,834
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
3i Group                                             51,444               1,163,841
Man Group                                           109,850               1,349,829
                                                                    ---------------
Total                                                                     2,513,670
-----------------------------------------------------------------------------------

CHEMICALS (0.4%)
Imperial Chemical Inds                              181,069               2,482,978
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.8%)
Barclays                                            530,786               6,717,209
HBOS                                                256,924               4,682,778
Lloyds TSB Group                                    275,468               3,128,885
Royal Bank of Scotland Group                      1,008,093              10,886,359
                                                                    ---------------
Total                                                                    25,415,231
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Aggreko                                              67,347                 881,111
Capita Group                                         79,262               1,237,640
                                                                    ---------------
Total                                                                     2,118,751
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
AMEC                                                 88,796               1,547,132
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
BT Group                                            530,084               3,602,759
Cable & Wireless                                    267,324               1,086,179
                                                                    ---------------
Total                                                                     4,688,938
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
British Energy Group                                 66,961                 743,696
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.3%)
J Sainsbury                                         174,037               1,983,718
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)

FOOD PRODUCTS (0.5%)
Unilever                                            103,913              $3,523,290
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Smith & Nephew                                       74,258               1,005,547
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Compass Group                                       168,974               1,218,842
Ladbrokes                                           103,992                 893,452
Punch Taverns                                        43,744                 917,120
Whitbread                                            17,906                 661,345
                                                                    ---------------
Total                                                                     3,690,759
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Barratt Developments                                 44,776                 609,624
Taylor Wimpey                                       261,365               1,351,957
                                                                    ---------------
Total                                                                     1,961,581
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Intl Power                                          105,820               1,078,817
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
Tomkins                                             120,575                 558,702
-----------------------------------------------------------------------------------

INSURANCE (0.9%)
Aviva                                               127,969               2,016,016
Old Mutual                                          951,061               3,650,237
                                                                    ---------------
Total                                                                     5,666,253
-----------------------------------------------------------------------------------

MACHINERY (0.1%)
Invensys                                            130,162(b)              888,525
-----------------------------------------------------------------------------------

MEDIA (0.4%)
Reed Elsevier                                       119,506               1,567,525
Reuters Group                                        52,250                 720,319
                                                                    ---------------
Total                                                                     2,287,844
-----------------------------------------------------------------------------------

METALS & MINING (0.9%)
BHP Billiton                                        148,272               5,693,845
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.9%)
Centrica                                            303,368               2,331,473
Natl Grid                                           140,596               2,325,367
United Utilities                                     92,570               1,407,265
                                                                    ---------------
Total                                                                     6,064,105
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.3%)
BP                                                  642,192               8,354,118
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND - 2007 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Hammerson                                            22,305                $517,076
Land Securities Group                                31,699               1,086,729
                                                                    ---------------
Total                                                                     1,603,805
-----------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
FirstGroup                                           45,474                 754,964
Natl Express Group                                   40,482               1,113,293
                                                                    ---------------
Total                                                                     1,868,257
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
DSG Intl                                            316,793                 855,545
Kingfisher                                          396,184               1,630,415
                                                                    ---------------
Total                                                                     2,485,960
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Burberry Group                                       40,761                 522,948
-----------------------------------------------------------------------------------

TOBACCO (0.3%)
Imperial Tobacco Group                               44,508               2,258,980
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.9%)
Vodafone Group                                    3,105,987              12,238,090
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

UNITED STATES (4.8%)
DIVERSIFIED FINANCIAL SERVICES
iShares MSCI Emerging Markets Index Fund            166,150             $27,778,618
Vanguard Emerging Markets Index Fund                 26,360               3,091,501
                                                                    ---------------
Total                                                                    30,870,119
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $528,913,953)                                                   $609,624,672
-----------------------------------------------------------------------------------

PREFERRED STOCKS (1.1%)(c)
ISSUER                                            SHARES                    VALUE(A)
AUSTRALIA (--%)
BBI EPS                                                1,762                  $1,478
------------------------------------------------------------------------------------

GERMANY (1.1%)
Volkswagen                                            36,269               6,873,600
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $3,831,781)                                                        $6,875,078
------------------------------------------------------------------------------------

MONEY MARKET FUND (3.3%)(d)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                  21,633,914(e)          $21,633,914
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $21,633,914)                                                      $21,633,914
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $554,379,648)(f)                                                 $638,133,664
====================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
Dow Jones Euro STOXX 50, Dec. 2007                                      219
Financial Times Stock Exchange 100 Index, Dec. 2007                      50
Nikkei 225, Dec. 2007                                                    76

--------------------------------------------------------------------------------

 24 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

(e)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(f) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $555,642,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $91,300,364
Unrealized depreciation                                             (8,808,763)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $82,491,601
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  25

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $532,745,734)          $616,499,750
   Affiliated money market fund (identified cost
      $21,633,914) (Note 6)                                       21,633,914
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $554,379,648)                                                 638,133,664
Foreign currency holdings (identified cost $408,426) (Note
   1)                                                                413,958
Capital shares receivable                                          8,238,550
Dividends receivable                                                 896,360
Receivable for investment securities sold                             15,564
Variation margin receivable                                          198,141
Margin deposits on futures contracts (Note 5)                      1,528,404
----------------------------------------------------------------------------
Total assets                                                     649,424,641
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                       48,384
Capital shares payable                                               312,253
Accrued investment management services fee                            13,554
Accrued distribution fee                                               3,106
Accrued transfer agency fee                                            2,341
Accrued administrative services fee                                    1,372
Other accrued expenses                                               108,323
----------------------------------------------------------------------------
Total liabilities                                                    489,333
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $648,935,308
============================================================================

--------------------------------------------------------------------------------

 26 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    496,687
Additional paid-in capital                                       551,785,488
Undistributed net investment income                                3,874,592
Accumulated net realized gain (loss)                               8,615,101
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            84,163,440
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $648,935,308
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $ 24,837,580
                                            Class B                            $  3,157,442
                                            Class C                            $    429,891
                                            Class I                            $194,854,106
                                            Class R4                           $     67,798
                                            Class W                            $425,588,491
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)     1,902,011    $      13.06
                                            Class B shares          244,323    $      12.92
                                            Class C shares           33,261    $      12.92
                                            Class I shares       14,868,382    $      13.11
                                            Class R4 shares           5,187    $      13.07
                                            Class W shares       32,615,585    $      13.05
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $13.86. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  27

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 7,845,122
Interest                                                             82,777
Income distributions from affiliated money market fund (Note
   6)                                                               587,375
   Less foreign taxes withheld                                     (956,098)
---------------------------------------------------------------------------
Total income                                                      7,559,176
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                2,161,563
Distribution fee
   Class A                                                           35,989
   Class B                                                           12,465
   Class C                                                            1,873
   Class W                                                          302,194
Transfer agency fee
   Class A                                                           16,256
   Class B                                                            1,956
   Class C                                                              279
   Class R4                                                              22
   Class W                                                          241,756
Service fee -- Class R4                                                   2
Administrative services fee                                         209,295
Plan administration services fee -- Class R4                            108
Compensation of board members                                         4,698
Custodian fees                                                      151,369
Printing and postage                                                 42,234
Registration fees                                                   107,546
Professional fees                                                    40,754
Other                                                                12,007
---------------------------------------------------------------------------
Total expenses                                                    3,342,366
   Earnings and bank fee credits on cash balances (Note 2)             (603)
---------------------------------------------------------------------------
Total net expenses                                                3,341,763
---------------------------------------------------------------------------
Investment income (loss) -- net                                   4,217,413
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 6,084,346
   Foreign currency transactions                                     12,654
   Futures contracts                                              2,644,163
---------------------------------------------------------------------------
Net realized gain (loss) on investments                           8,741,163
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         80,411,851
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            89,153,014
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $93,370,427
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE PERIOD FROM
                                                       YEAR ENDED       MAY 18, 2006* TO
                                                      OCT. 31, 2007       OCT. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                       $   4,217,413        $   228,965
Net realized gain (loss) on investments                   8,741,163             55,720
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                     80,411,851          4,597,273
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            93,370,427          4,881,958
------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (86,059)                --
      Class B                                                (2,025)                --
      Class C                                                  (329)                --
      Class I                                              (594,901)                --
      Class R4                                                 (160)                --
      Class W                                                (1,390)               N/A
   Net realized gain
      Class A                                               (15,617)                --
      Class B                                                  (412)                --
      Class C                                                   (75)                --
      Class I                                               (90,562)                --
      Class R4                                                  (26)                --
      Class W                                                  (212)               N/A
------------------------------------------------------------------------------------------
Total distributions                                        (791,768)                --
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  29

                                                                       FOR THE PERIOD FROM
                                                       YEAR ENDED       MAY 18, 2006* TO
                                                      OCT. 31, 2007       OCT. 31, 2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                               21,671,881          1,040,948
   Class B shares                                         2,829,159            175,276
   Class C shares                                           362,684             24,800
   Class I shares                                       131,574,801         61,124,069
   Class R4 shares                                           46,519              6,401
   Class W shares                                       484,392,876                N/A
Reinvestment of distributions at net asset value
   Class A shares                                            17,767                 --
   Class B shares                                             2,295                 --
   Class C shares                                               131                 --
   Class I shares                                           685,366                 --
   Class R4 shares                                               94                 --
   Class W shares                                             1,554                N/A
Payments for redemptions
   Class A shares                                       (12,479,950)           (23,234)
   Class B shares (Note 2)                                 (266,973)            (2,796)
   Class C shares (Note 2)                                  (22,158)            (4,965)
   Class I shares                                       (36,917,886)        (2,709,057)
   Class R4 shares                                           (3,138)            (5,000)
   Class W shares                                      (109,572,864)               N/A
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                         482,322,158         59,626,442
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                 574,900,817         64,508,400
Net assets at beginning of year (Note 1)                 74,034,491          9,526,091**
------------------------------------------------------------------------------------------
Net assets at end of year                             $ 648,935,308        $74,034,491
==========================================================================================
Undistributed net investment income                   $   3,874,592        $   256,757
------------------------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $10,338,120 was contributed on May 11, 2006. The Fund had a decrease in net assets resulting from operations of $812,029 during the period from May 11, 2006 to May 18, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 30 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined International Equity Fund (the Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers. On May 11, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager), invested $10,338,120* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 34,812** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. On or about Aug. 31, 2007, Ameriprise Financial transferred its ownership interest in invested initial capital in the Fund to the Investment Manager. Shares of the Fund were first offered to the public on May 18, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, the Investment Manager and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

 * Includes $338,120 invested by the RiverSource Retirement Plus Funds.
** Includes 33,812 shares purchased by the RiverSource Retirement Plus Funds.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  31

At Oct. 31, 2007, the Investment Manager and the affiliated funds-of-funds owned approximately 30% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

 32 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT 33 or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Oct. 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------

 34 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $85,286 and accumulated net realized gain has been decreased by $85,286.

The tax character of distributions paid for the periods indicated is as follows:

                                                              FOR THE PERIOD FROM
                                              YEAR ENDED      MAY 18, 2006(A) TO
                                             OCT. 31, 2007       OCT. 31, 2006
---------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income....................       $94,945              $ --
      Long-term capital gain.............         6,731                --
CLASS B
Distributions paid from:
      Ordinary income....................         2,259                --
      Long-term capital gain.............           178                --
CLASS C
Distributions paid from:
      Ordinary income....................           371                --
      Long-term capital gain.............            33                --
CLASS I
Distributions paid from:
      Ordinary income....................       646,429                --
      Long-term capital gain.............        39,034                --
CLASS R4(B)
Distributions paid from:
      Ordinary income....................           175                --
      Long-term capital gain.............            11                --
CLASS W(C)
Distributions paid from:
      Ordinary income....................         1,511               N/A
      Long-term capital gain.............            91               N/A

(a)  When shares became publicly available.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $12,630,196
Undistributed accumulated long-term gain...................    $ 1,178,052
Unrealized appreciation (depreciation).....................    $82,844,885

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  35

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the

--------------------------------------------------------------------------------

 36 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT performance of Class A shares of the Fund to the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $86,560 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 0.82% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

Other expenses in the amount of $5,453 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11,

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  37

2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $129,722 for Class A, $872 for Class B and $167 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses

--------------------------------------------------------------------------------

 38 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.15% for Class I, 1.33% for Class R4 and 1.50% for Class W of the Fund's average daily net assets. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.50% for Class A, 2.26% for Class B, 2.26% for Class C, 1.12% for Class I, 1.37% for Class R4 and 1.57% for Class W of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $603 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $577,277,408 and $118,884,862, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                             YEAR ENDED OCT. 31, 2007
                                        ISSUED FOR
                                        REINVESTED                            NET
                            SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
-----------------------------------------------------------------------------------------
Class A                   1,880,774        1,710        (1,087,486)          794,998
Class B                     247,006          222           (22,404)          224,824
Class C                      32,008           13            (1,955)           30,066
Class I                  11,624,967       65,964        (3,221,752)        8,469,179
Class R4(a)                   4,271            9              (302)            3,978
Class W(b)               41,757,212          150        (9,141,777)       32,615,585
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  39

                                         MAY 18, 2006(C) TO OCT. 31, 2006
                                        ISSUED FOR
                                        REINVESTED                            NET
                            SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
-----------------------------------------------------------------------------------------
Class A                     113,455           --            (2,442)          111,013
Class B                      18,823           --              (324)           18,499
Class C                       2,732           --              (537)            2,195
Class I                   6,650,482           --          (286,091)        6,364,391
Class R4(a)                     743           --              (534)              209
-----------------------------------------------------------------------------------------

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c)  When shares became publicly available.

5. STOCK INDEX FUTURES CONTRACTS

At Oct. 31, 2007, $1,528,404 was held in a margin deposit account as collateral to cover initial margin deposits on open purchase contracts. See "Summary of significant accounting policies" and "Notes to investments in securities." The terms of the open purchase contracts are as follows:

                                         NUMBER OF      NOTIONAL      UNREALIZED
TYPE OF SECURITY                         CONTRACTS    MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------
Dow Jones Euro STOXX 50, Dec. 2007
(European Monetary Unit)                    219       $14,288,637      $206,130
Financial Times Stock Exchange 100
Index, Dec. 2007 (British Pound)             50         7,015,408       109,055
Nikkei 225, Dec. 2007 (U.S. Dollar)          76         6,404,900        49,946
---------------------------------------------------------------------------------
Total                                                 $27,708,945      $365,131
---------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $436,141,949 and $416,009,333, respectively, for the year ended Oct. 31, 2007.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and

--------------------------------------------------------------------------------

 40 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

8. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT 41 these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 42 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  43

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period      $9.82          $9.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .15(c)         .01
Net gains (losses) (both realized and
 unrealized)                               3.17            .60
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.32            .61
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)            --
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.08)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.06          $9.82
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $25            $11
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.43%          1.92%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.43%          1.42%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.37%          1.48%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     47%            10%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          34.06%          6.62%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period      $9.79          $9.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08(c)          --
Net gains (losses) (both realized and
 unrealized)                               3.13            .58
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.21            .58
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)            --
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.08)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.92          $9.79
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $3            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.20%          2.71%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              2.20%          2.21%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .73%          (.03%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     47%            10%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          32.94%          6.30%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  45

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period      $9.79          $9.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08(c)          --
Net gains (losses) (both realized and
 unrealized)                               3.12            .58
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.20            .58
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)            --
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.07)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.92          $9.79
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.19%          2.71%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              2.19%          2.21%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .71%           .74%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     47%            10%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          32.85%          6.30%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period      $9.83          $9.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24(c)         .02
Net gains (losses) (both realized and
 unrealized)                               3.14            .60
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.38            .62
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.09)            --
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.10)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.11          $9.83
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $195            $63
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.05%          1.65%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.05%          1.15%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              2.06%          1.17%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     47%            10%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          34.61%          6.73%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  47

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007           2006(B)
Net asset value, beginning of period      $9.83          $9.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .20(c)         .02
Net gains (losses) (both realized and
 unrealized)                               3.13            .60
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.33            .62
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)            --
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.09)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.07          $9.83
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.35%          1.77%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.35%          1.27%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.79%          1.72%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     47%            10%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          34.13%          6.73%(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period     $10.13
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .13
Net gains (losses) (both realized and
 unrealized)                               2.89
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.02
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.09)
Distributions from realized gains          (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.05
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $426
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.48%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.48%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.17%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     47%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          30.03%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Disciplined International Equity Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the 2007 financial position of RiverSource Disciplined International Equity Fund of the RiverSource International Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota                                     /s/ Ernst & Young LLP

December 17, 2007

--------------------------------------------------------------------------------

 50 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          78.89%
      Dividends Received Deduction for corporations.........           0.26%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.07810

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.00553
Total distributions.........................................        $0.08363

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          78.89%
      Dividends Received Deduction for corporations.........           0.26%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.07043

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.00553
Total distributions.........................................        $0.07596

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          78.89%
      Dividends Received Deduction for corporations.........           0.26%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06323

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.00553
Total distributions.........................................        $0.06876

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  51

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          78.89%
      Dividends Received Deduction for corporations.........           0.26%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09158

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.00553
Total distributions.........................................        $0.09711

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          78.89%
      Dividends Received Deduction for corporations.........           0.26%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.08608

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.00553
Total distributions.........................................        $0.09161

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          78.89%
      Dividends Received Deduction for corporations.........           0.26%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09144

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.00553
Total distributions.........................................        $0.09697

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 52 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  53

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 54 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  55

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of

--------------------------------------------------------------------------------

 56 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: The Board observed that the Fund launched in May 2006. For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception) and recent Fund inflows (and outflows). The Board observed that the Fund's investments reflected the interrelationship of particular market conditions with the specific management style employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT 57 concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 58 RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  59

     RIVERSOURCE(R) DISCIPLINED INTERNATIONAL EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6506 D (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
EUROPEAN EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE EUROPEAN EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
CAPITAL APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     20

Notes to Financial Statements.......     23

Report of Independent Registered
   Public Accounting Firm...........     40

Federal Income Tax Information......     41

Board Members and Officers..........     43

Proxy Voting........................     46

Change in Independent Registered
   Public Accounting Firm...........     47

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource European Equity Fund seeks to provide shareholders with capital appreciation.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

United Kingdom                                               38.1%
France                                                       15.9%
Germany                                                      14.2%
Switzerland                                                  11.5%
Sweden                                                        2.6%
Belgium                                                       2.5%
Other(1)                                                     15.2%

(1) Includes Greece 2.0%, Spain 1.9%, Netherlands 1.6%, Poland 1.6%, Finland 1.5%, Norway 1.2%, Italy 1.0%, Luxembourg 1.0%, Denmark 0.6%, Ireland 0.5% and Cash & Cash Equivalents 2.3%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Vodafone Group (United Kingdom)       4.2%
Tesco (United Kingdom)                3.9%
BG Group (United Kingdom)             3.5%
Nestle (Switzerland)                  3.1%
Total (France)                        3.0%
Standard Chartered (United Kingdom)   2.8%
E.ON (Germany)                        2.6%
Pernod Ricard (France)                1.9%
Daimler (Germany)                     1.8%
Imperial Tobacco Group (United
   Kingdom)                           1.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

                       RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
            X                 LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGER

                             YEARS IN INDUSTRY
THREADNEEDLE INTERNATIONAL LIMITED
Rob Jones                           15

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                      AXEAX         06/26/00
Class B                      AEEBX         06/26/00
Class C                      REECX         06/26/00
Class I                         --         07/15/04
Class R4(1)                     --         06/26/00
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $146.9 million
Number of holdings                               77

--------------------------------------------------------------------------------

 4 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource European Equity Fund Class A
  (excluding sales charge)                            +28.24%

MSCI Europe Index (unmanaged)                         +28.56%

Lipper European Funds Index                           +32.87%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                               TOTAL
Class A                                                        1.43%
Class B                                                        2.19%
Class C                                                        2.19%
Class I                                                        0.95%
Class R4(a)                                                    1.26%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                       RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/26/00)         +28.24%   +24.04%   +20.59%     +5.37%
 Class B (inception 6/26/00)         +27.28%   +23.04%   +19.65%     +4.54%
 Class C (inception 6/26/00)         +27.21%   +23.06%   +19.66%     +4.54%
 Class I (inception 7/15/04)         +28.78%   +24.63%      N/A     +24.58%
 Class R4* (inception 6/26/00)       +28.16%   +24.32%   +20.78%     +5.54%

WITH SALES CHARGE
 Class A (inception 6/26/00)         +20.85%   +21.58%   +19.20%     +4.53%
 Class B (inception 6/26/00)         +22.28%   +22.15%   +19.46%     +4.54%
 Class C (inception 6/26/00)         +26.21%   +23.06%   +19.66%     +4.54%

AT SEPT. 30, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/26/00)         +25.58%   +22.74%   +21.32%     +4.58%
 Class B (inception 6/26/00)         +24.80%   +21.86%   +20.37%     +3.79%
 Class C (inception 6/26/00)         +24.67%   +21.87%   +20.37%     +3.79%
 Class I (inception 7/15/04)         +26.35%   +23.45%      N/A     +23.04%
 Class R4* (inception 6/26/00)       +25.93%   +23.09%   +21.54%     +4.77%

WITH SALES CHARGE
 Class A (inception 6/26/00)         +18.35%   +20.35%   +19.89%     +3.73%
 Class B (inception 6/26/00)         +19.80%   +20.96%   +20.18%     +3.79%
 Class C (inception 6/26/00)         +23.67%   +21.87%   +20.37%     +3.79%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, RiverSource European Equity Fund's portfolio manager Rob Jones of Threadneedle International Limited (Threadneedle) discusses the Fund's results and positioning for the fiscal year ended Oct. 31, 2007. Threadneedle, an indirect wholly owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource European Equity Fund perform for the period?

A: RiverSource European Equity Fund's Class A shares increased 28.24%
   (excluding sales charge) for the 12 months ended Oct. 31, 2007. The Fund slightly underperformed its benchmark, the Morgan Stanley Capital International Europe Index (MSCI Europe Index), which increased 28.56%. The Lipper European Funds Index, representing the Fund's peer group, increased 32.87% for the same time frame.

Q: What factors most significantly affected performance?

A: European equities performed quite well during the fiscal year, driven by stronger than expected economic growth, reform in markets such as France and Germany, robust merger and acquisition activity and a strong export market fueled by emerging market demand. Against this background, companies with cyclical exposure performed very well, while more defensive companies were less favored by the market. Toward the end of the period, financial stocks were negatively affected as U.S. credit concerns spilled into global markets.

   The Fund's holdings of industrial stocks had a positive impact on performance relative to the MSCI Europe Index. Within the industrials sector, holdings such as German truck manufacturer MAN and U.K. construction materials firm Hanson contributed to the Fund's results. Hanson was acquired by Heidelberg Cement during the period.

   Positioning in the mining and metals sector also added to return. Fund holdings such as Anglo American, a U.K.-listed mining company, and ArcelorMittal, a steel company in Luxembourg, benefited as increased demand from emerging markets drove metal prices higher.

   The Fund's positioning in the banking sector was beneficial as well. At the beginning of the fiscal year, the banking allocation was about equal to the MSCI Europe Index, but was substantially smaller by period-end. The reduced allocation was effective as concerns about the U.S. subprime situation, and credit markets in general, hindered financial stocks. Specifically, the Fund

--------------------------------------------------------------------------------

                       RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   benefited from smaller positions in U.K. banks, including HSBC and Royal Bank of Scotland, both of which we sold during the first half of the year.

   Having a smaller telecommunications weighting than the MSCI Europe Index was detrimental, particularly in the second half of the period. Beginning in May 2007, inexpensive valuations and an improving outlook for profit margins spurred outperformance in the telecommunications sector. Within this segment, the Fund's lack of exposure to Spain's Telefonica detracted. An underweight in utilities, particularly electricity stocks, was also disadvantageous, as companies such as E.ON and RWE in Germany benefited from higher electricity prices.

   Finally, within the financials sector, the Fund had a larger insurance position than the MSCI Europe Index, a disadvantage as investors worried that insurance company earnings were peaking and prospects for future earnings would deteriorate. French insurer AXA was an individual detractor in the insurance group.

   THE FUND'S HOLDINGS OF INDUSTRIAL STOCKS HAD A POSITIVE IMPACT ON PERFORMANCE RELATIVE TO THE MSCI EUROPE INDEX.


Q: What changes did you make to the Fund during the 12-month period?

A: Over the course of the period, we made changes that affected the Fund's average market capitalization. In the first half of the period, we increased holdings of small- and mid-cap stocks because we were optimistic that the economic outlook would benefit these companies. At mid-year, we began to favor large-cap stocks again due to concerns about global economic slowing and small-and mid-cap valuations, which appeared high relative to large-cap stocks.

   We increased the Fund's exposure to U.K. stocks in the second half of the period. The U.K. market is populated by large-cap, domestic stocks, such as those in the oil and retail sectors. Thus, adding to our U.K. holdings fit with our more cautious approach and greater emphasis on large-cap stocks. The Fund began the year underweight in the U.K. relative to the MSCI Europe Index, and ended the year with an overweight allocation. We also focused on the European restructuring theme by increasing the Fund's weighting in Germany.

--------------------------------------------------------------------------------

 8 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   We reduced the Fund's industrials allocation because these stocks performed well and future prospects appeared less certain. In addition to companies that were acquired, such as Hanson, we also sold Scandinavian security company ASSA ABLOY and French electric equipment company Schneider Electric.

   We reduced financial stocks given the ongoing credit concerns. In addition to HSBC in the U.K., we also eliminated UBS in Switzerland.

   We increased the Fund's holdings of consumer staples stocks. Because raw material costs have started to affect this sector, we specifically focused on companies that have pricing power due to strong brands or industry structures that enable them to pass cost increases to consumers. We added to the Fund's beverage holdings, where considerable industry consolidation favors companies such as France's Pernod Ricard and U.K.-based Diageo. Both have strong brands and exposure to emerging markets where demand is growing rapidly. Overall, the Fund's portfolio turnover rate for the annual period was 114%.

   WE CURRENTLY CONSIDER LARGE-CAP STOCKS MORE ATTRACTIVE ON A VALUATION BASIS THAN SMALL- AND MID-CAP STOCKS.


Q: How do you intend to manage the Fund in the months ahead?

A: We fully expect slower earning growth in the European region, with the more pronounced deceleration on the continent rather than in the U.K. Consequently, the Fund has greater emphasis on the U.K. than the MSCI Europe Index. Given that backdrop, we continue to look for companies that will be resilient to the slowdown - genuine growth stocks that can continue to deliver earnings increases regardless of economic conditions. In the context of slower growth, we are also likely to position the Fund more defensively, with sectors such as utilities and telecommunications and the tobacco industry becoming more appealing to us.

--------------------------------------------------------------------------------

                       RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   We currently consider large-cap stocks more attractive on a valuation basis than small- and mid-cap stocks. We may continue to increase exposure to the large-cap universe because we believe this theme could play out over an extended time frame.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 10 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource European Equity Fund Class A shares (from 7/1/00 to 10/31/07)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 26, 2000. MSCI Europe Index and Lipper peer group data is from July 1, 2000.

COMPARATIVE RESULTS

                                                                              SINCE
Results at Oct. 31, 2007                  1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE EUROPEAN EQUITY FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $12,085    $17,972    $24,065      $13,840
        Average annual total return        +20.85%    +21.58%    +19.20%       +4.53%
MSCI EUROPE INDEX(1)
        Cumulative value of $10,000       $12,856    $19,875    $30,335      $18,689
        Average annual total return        +28.56%    +25.73%    +24.85%       +8.90%
LIPPER EUROPEAN FUNDS INDEX(2)
        Cumulative value of $10,000       $13,287    $21,129    $32,049      $18,912
        Average annual total return        +32.87%    +28.32%    +26.23%       +9.08%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)


                                                  RIVERSOURCE EUROPEAN       MORGAN STANLEY CAPITAL
                                                   EQUITY FUND CLASS A        INTERNATIONAL (MSCI)        LIPPER EUROPEAN FUNDS
                                                 (INCLUDES SALES CHARGE)         EUROPE INDEX(1)                INDEX(2)
                                                 -----------------------    -------------------------     ---------------------
7/1/00                                                   $ 9,425                     $10,000                     $10,000
10/00                                                      9,330                       9,207                       9,160
10/01                                                      6,323                       7,130                       6,765
10/02                                                      5,426                       6,161                       5,901
10/03                                                      6,307                       7,683                       7,354
10/04                                                      7,252                       9,403                       8,950
10/05                                                      8,262                      10,986                      10,739
10/06                                                     10,792                      14,537                      14,234
10/07                                                     13,840                      18,689                      18,912

(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 26, 2000. MSCI Europe Index and Lipper peer group data is from July 1, 2000.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   EXPENSE RATIO

 Class A
   Actual(b)()                  $1,000         $1,091.10        $ 7.33           1.39%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.20        $ 7.07           1.39%
 Class B
   Actual(b)                    $1,000         $1,087.20        $11.31           2.15%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.37        $10.92           2.15%
 Class C
   Actual(b)                    $1,000         $1,085.80        $11.30           2.15%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.37        $10.92           2.15%
 Class I
   Actual(b)                    $1,000         $1,094.40        $ 4.86            .92%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.57        $ 4.69            .92%
 Class R4*
   Actual(b)                    $1,000         $1,090.90        $ 6.64           1.26%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.85        $ 6.41           1.26%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +9.11% for Class A, +8.72% for Class B, +8.58% for Class C, +9.44% for Class I and +9.09% for Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.9%)(c)
ISSUER                                            SHARES                    VALUE(A)

BELGIUM (2.6%)
BEVERAGES (1.3%)
InBev                                                 18,170              $1,719,801
------------------------------------------------------------------------------------

CHEMICALS (0.9%)
Umicore                                                5,559               1,389,981
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Colruyt                                                2,988                 640,296
------------------------------------------------------------------------------------

DENMARK (0.6%)
CHEMICALS
Novozymes Series B                                     7,550                 825,219
------------------------------------------------------------------------------------

FINLAND (1.5%)
COMMUNICATIONS EQUIPMENT
Nokia                                                 54,958               2,182,758
------------------------------------------------------------------------------------

FRANCE (16.1%)
BEVERAGES (1.9%)
Pernod Ricard                                         12,090               2,799,833
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.3%)
BNP Paribas                                           18,257               2,023,531
Societe Generale                                       8,187               1,383,169
                                                                     ---------------
Total                                                                      3,406,700
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.0%)
VINCI                                                 18,106               1,494,128
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.3%)
ALSTOM                                                 8,333               1,976,380
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Essilor Intl                                          33,224               2,123,032
------------------------------------------------------------------------------------

INSURANCE (2.5%)
AXA                                                   37,808               1,698,262
Euler Hermes                                          15,150               2,036,853
                                                                     ---------------
Total                                                                      3,735,115
------------------------------------------------------------------------------------

MACHINERY (0.8%)
Vallourec                                              4,154               1,209,696
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
FRANCE (CONT.)

MULTI-UTILITIES (0.8%)
Veolia Environnement                                  12,453              $1,114,940
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.2%)
Total                                                 56,088               4,526,262
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
LVMH Moet Hennessy Louis Vuitton                      10,680               1,379,732
------------------------------------------------------------------------------------

GERMANY (13.1%)
AUTO COMPONENTS (1.8%)
Continental                                           11,296               1,707,016
ElringKlinger                                          8,356                 915,125
                                                                     ---------------
Total                                                                      2,622,141
------------------------------------------------------------------------------------

AUTOMOBILES (1.8%)
Daimler                                               24,404               2,691,398
------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Bayer                                                 27,014               2,256,060
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
Wincor Nixdorf                                         7,163                 713,526
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Deutsche Boerse                                       12,078               1,939,064
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.8%)
E.ON                                                  20,183               3,950,609
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
Tognum                                                34,003(b)            1,222,059
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Carl Zeiss Meditec                                    32,420                 706,054
------------------------------------------------------------------------------------

INSURANCE (0.5%)
Allianz                                                3,053                 688,825
------------------------------------------------------------------------------------

MACHINERY (0.9%)
MAN                                                    7,791               1,394,899
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
RWE                                                    7,931               1,081,880
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

GREECE (2.1%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                                 36,348              $1,418,396
Piraeus Bank                                          40,250               1,620,666
                                                                     ---------------
Total                                                                      3,039,062
------------------------------------------------------------------------------------

IRELAND (0.5%)
CONSTRUCTION MATERIALS
CRH                                                   19,822                 764,778
------------------------------------------------------------------------------------

ITALY (1.1%)
ENERGY EQUIPMENT & SERVICES
Saipem                                                34,956               1,551,479
------------------------------------------------------------------------------------

LUXEMBOURG (1.0%)
METALS & MINING
ArcelorMittal                                         18,042               1,445,168
------------------------------------------------------------------------------------

NETHERLANDS (1.6%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
ASML Holding                                          68,137(b)            2,372,562
------------------------------------------------------------------------------------

NORWAY (1.3%)
OIL, GAS & CONSUMABLE FUELS
StatoilHydro                                          54,250               1,848,643
------------------------------------------------------------------------------------

PORTUGAL (1.6%)
FOOD & STAPLES RETAILING
Jeronimo Martins                                     318,654               2,373,020
------------------------------------------------------------------------------------

SPAIN (1.9%)
COMMERCIAL BANKS (1.4%)
Banco Bilbao Vizcaya Argentaria                       81,664               2,066,746
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Bolsas y Mercados Espanoles                           10,881                 760,888
------------------------------------------------------------------------------------

SWEDEN (2.6%)
COMMERCIAL BANKS (0.7%)
Skandinaviska Enskilda Banken Series A                35,000               1,077,916
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
TeliaSonera                                          154,000               1,519,652
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SWEDEN (CONT.)

SPECIALTY RETAIL (0.9%)
Hennes & Mauritz Series B                             18,900              $1,263,156
------------------------------------------------------------------------------------

SWITZERLAND (11.7%)
BIOTECHNOLOGY (0.8%)
Actelion                                              23,917(b)            1,189,813
------------------------------------------------------------------------------------

CAPITAL MARKETS (2.2%)
Credit Suisse Group                                   34,253               2,314,916
Julius Baer Holding                                    9,896                 859,548
                                                                     ---------------
Total                                                                      3,174,464
------------------------------------------------------------------------------------

CHEMICALS (2.5%)
Lonza Group                                           10,843               1,265,030
Sika                                                     298                 590,907
Syngenta                                               7,210               1,744,204
                                                                     ---------------
Total                                                                      3,600,141
------------------------------------------------------------------------------------

FOOD PRODUCTS (3.1%)
Nestle                                                 9,949               4,595,660
------------------------------------------------------------------------------------

INSURANCE (1.5%)
Swiss Reinsurance                                     23,517               2,211,215
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.6%)
Roche Holding                                         13,781               2,354,042
------------------------------------------------------------------------------------

UNITED KINGDOM (38.6%)
AEROSPACE & DEFENSE (2.2%)
BAE Systems                                          174,205               1,809,658
Rolls-Royce Group                                    125,433(b)            1,407,083
Rolls-Royce Group Series B                         5,067,493                  11,589
                                                                     ---------------
Total                                                                      3,228,330
------------------------------------------------------------------------------------

BEVERAGES (1.5%)
Diageo                                                93,619               2,147,749
------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Johnson Matthey                                       40,706               1,515,115
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
Standard Chartered                                   108,826               4,232,325
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.2%)
Serco Group                                          182,941               1,720,496
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
UNITED KINGDOM (CONT.)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Cable & Wireless                                     344,972              $1,401,675
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (5.3%)
Tesco                                                571,441               5,812,495
Wm Morrison Supermarkets                             332,652               2,053,231
                                                                     ---------------
Total                                                                      7,865,726
------------------------------------------------------------------------------------

INSURANCE (4.2%)
Admiral Group                                         86,832               1,868,770
Prudential                                           120,421               1,967,065
Royal & SunAlliance Insurance Group                  693,083               2,283,501
                                                                     ---------------
Total                                                                      6,119,336
------------------------------------------------------------------------------------

METALS & MINING (3.0%)
Anglo American                                        34,358               2,389,641
Lonmin                                                28,714               2,062,977
                                                                     ---------------
Total                                                                      4,452,618
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Marks & Spencer Group                                 93,342               1,268,850
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.1%)
BG Group                                             280,436               5,199,015
BP                                                   183,893               2,392,219
Tullow Oil                                           116,890               1,554,799
                                                                     ---------------
Total                                                                      9,146,033
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Shire                                                 70,751               1,772,012
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Carphone Warehouse Group                             112,684                 825,826
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
UNITED KINGDOM (CONT.)

TOBACCO (3.3%)
British American Tobacco                              59,773              $2,276,988
Imperial Tobacco Group                                50,345               2,555,234
                                                                     ---------------
Total                                                                      4,832,222
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.2%)
Vodafone Group                                     1,594,468               6,282,461
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $114,731,365)                                                    $143,809,567
------------------------------------------------------------------------------------

PREFERRED STOCKS (1.3%)(c)
ISSUER                                            SHARES                   VALUE(A)
GERMANY
Porsche                                                 718              $1,915,691
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $1,135,254)                                                       $1,915,691
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.3%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                3,410,705(d)             $3,410,705
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $3,410,705)                                                       $3,410,705
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $119,277,324)(e)                                                $149,135,963
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(e) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $119,462,870 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $30,051,906
Unrealized depreciation                                               (378,813)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $29,673,093
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 18 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $115,866,619)          $145,725,258
   Affiliated money market fund (identified cost $3,410,705)
      (Note 5)                                                     3,410,705
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $119,277,324)                                                 149,135,963
Foreign currency holdings (identified cost $204,108) (Note
   1)                                                                204,282
Capital shares receivable                                            122,003
Dividends receivable                                                 113,513
Receivable for investment securities sold                          3,441,350
Reclaims receivable                                                   64,605
----------------------------------------------------------------------------
Total assets                                                     153,081,716
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                      205,830
Capital shares payable                                                73,593
Payable for investment securities purchased                        5,774,410
Accrued investment management services fee                             3,165
Accrued distribution fee                                               1,641
Accrued transfer agency fee                                              423
Accrued administrative services fee                                      316
Other accrued expenses                                                76,851
----------------------------------------------------------------------------
Total liabilities                                                  6,136,229
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $146,945,487
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    215,936
Additional paid-in capital                                       157,321,762
Undistributed net investment income                                  753,795
Accumulated net realized gain (loss) (Note 7)                    (41,210,657)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                     29,864,651
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $146,945,487
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                           $114,599,774
                                             Class B                           $ 30,143,346
                                             Class C                           $  2,137,525
                                             Class I                           $     19,591
                                             Class R4                          $     45,251
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           16,783,815    $       6.83
                                             Class B shares       4,481,982    $       6.73
                                             Class C shares         318,334    $       6.71
                                             Class I shares           2,865    $       6.84
                                             Class R4 shares          6,611    $       6.84
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $7.25. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 3,097,494
Interest                                                              4,377
Income distributions from affiliated money market fund (Note
   5)                                                                88,915
Fee income from securities lending (Note 3)                          22,032
   Less foreign taxes withheld                                     (396,874)
---------------------------------------------------------------------------
Total income                                                      2,815,944
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  952,484
Distribution fee
   Class A                                                          249,567
   Class B                                                          307,051
   Class C                                                           17,890
Transfer agency fee
   Class A                                                          221,251
   Class B                                                           72,310
   Class C                                                            4,095
   Class R4                                                              11
Service fee -- Class R4                                                   1
Administrative services fee                                         105,886
Plan administration services fee -- Class R4                             48
Compensation of board members                                         2,321
Custodian fees                                                       63,062
Printing and postage                                                 44,321
Registration fees                                                    53,311
Professional fees                                                    38,623
Other                                                                 5,178
---------------------------------------------------------------------------
Total expenses                                                    2,137,410
   Earnings and bank fee credits on cash balances (Note 2)           (7,579)
---------------------------------------------------------------------------
Total net expenses                                                2,129,831
---------------------------------------------------------------------------
Investment income (loss) -- net                                     686,113
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                30,481,590
   Foreign currency transactions                                    127,208
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          30,608,798
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          1,017,960
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            31,626,758
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $32,312,871
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $    686,113    $    885,466
Net realized gain (loss) on investments                     30,608,798      18,027,700
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                         1,017,960      10,755,284
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               32,312,871      29,668,450
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (1,084,841)     (1,183,924)
      Class B                                                 (132,408)       (203,405)
      Class C                                                   (7,405)        (11,011)
      Class I                                                     (270)           (266)
      Class R4                                                     (92)           (282)
--------------------------------------------------------------------------------------
Total distributions                                         (1,225,016)     (1,398,888)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  28,175,837      12,989,345
   Class B shares                                            4,640,702       3,220,939
   Class C shares                                              547,010         186,545
   Class R4 shares                                              41,328           1,000
Reinvestment of distributions at net asset value
   Class A shares                                            1,063,645       1,163,395
   Class B shares                                              130,420         200,300
   Class C shares                                                7,184          10,642
   Class R4 shares                                                  45             235
Payments for redemptions
   Class A shares                                          (23,113,372)    (27,687,276)
   Class B shares (Note 2)                                 (11,391,434)    (12,270,551)
   Class C shares (Note 2)                                    (330,519)       (450,606)
   Class R4 shares                                              (4,605)        (14,364)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                               (233,759)    (22,650,396)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     30,854,096       5,619,166
Net assets at beginning of year                            116,091,391     110,472,225
--------------------------------------------------------------------------------------
Net assets at end of year                                 $146,945,487    $116,091,391
======================================================================================
Undistributed net investment income                       $    753,795    $    511,495
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource European Equity Fund (the Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of European companies that are believed to offer growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT 23 the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 24 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT 25 service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Oct. 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $781,203 and accumulated net realized loss has been increased by $781,203.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $1,084,841    $1,183,924
      Long-term capital gain....................            --            --
CLASS B
Distributions paid from:
      Ordinary income...........................       132,408       203,405
      Long-term capital gain....................            --            --

--------------------------------------------------------------------------------

 26 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED OCT. 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS C
Distributions paid from:
      Ordinary income...........................         7,405        11,011
      Long-term capital gain....................            --            --
CLASS I
Distributions paid from:
      Ordinary income...........................           270           266
      Long-term capital gain....................            --            --
CLASS R4*
Distributions paid from:
      Ordinary income...........................            92           282
      Long-term capital gain....................            --            --

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $    755,276
Undistributed accumulated long-term gain..................    $         --
Accumulated realized loss.................................    $(41,025,111)
Unrealized appreciation (depreciation)....................    $ 29,677,624

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT 27 semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $106,381 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 0.72% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

Other expenses in the amount of $536 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain

--------------------------------------------------------------------------------

 28 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  29

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $215,452 for Class A, $10,926 for Class B and $86 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.56% for Class A, 2.33% for Class B, 2.33% for Class C, 1.21% for Class I and 1.39% for Class R4 of the Fund's average daily net assets. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.56% for Class A, 2.32% for Class B, 2.32% for Class C, 1.15% for Class I and 1.39% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $7,579 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

--------------------------------------------------------------------------------

 30 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $149,237,518 and $148,599,047, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $22,032 for the year ended Oct. 31, 2007. Expenses paid to the Investment Manager were $1,282 for the year ended Oct. 31, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2007, the Fund had no outstanding securities lending.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED OCT. 31, 2007
                                        ISSUED FOR
                                        REINVESTED                          NET
                             SOLD      DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                    4,621,963      187,923      (3,824,394)         985,492
Class B                      779,445       23,248      (1,866,751)      (1,064,058)
Class C                       92,282        1,283         (56,096)          37,469
Class I                           --           --              --               --
Class R4*                      6,590            8            (789)           5,809
---------------------------------------------------------------------------------------

                                             YEAR ENDED OCT. 31, 2006
                                        ISSUED FOR
                                        REINVESTED                          NET
                             SOLD      DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                    2,644,933      268,683      (5,831,223)      (2,917,607)
Class B                      661,246       46,690      (2,591,850)      (1,883,914)
Class C                       38,868        2,486         (96,242)         (54,888)
Class I                           --           --              --               --
Class R4*                        199           54          (3,119)          (2,866)
---------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $61,174,178 and $58,710,177, respectively, for the year ended Oct. 31, 2007.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  31

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $41,025,111 at Oct. 31, 2007, that if not offset by capital gains will expire as follows:

   2009          2010          2011
$19,489,378   $16,514,518   $5,021,215

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

GEOGRAPHIC CONCENTRATION/SECTOR RISK

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

--------------------------------------------------------------------------------

 32 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT 33 federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 34 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.39          $4.19          $3.71          $3.25          $2.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(b)         .05            .05            .02            .04
Net gains (losses) (both realized and
 unrealized)                               1.47           1.22            .46            .48            .40
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.51           1.27            .51            .50            .44
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.07)          (.03)          (.04)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.83          $5.39          $4.19          $3.71          $3.25
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $115            $85            $78            $87            $88
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/ reimbursement(c),(d)             1.43%          1.52%          1.48%          1.49%          1.54%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d)                     1.43%          1.52%          1.48%          1.49%          1.54%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .70%          1.00%          1.13%           .50%          1.07%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    114%            64%            56%            73%           186%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          28.24%         30.63%         13.92%         15.29%         15.89%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  35

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.31          $4.12          $3.65          $3.20          $2.78
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .00(b)         .02            .02           (.01)           .01
Net gains (losses) (both realized and
 unrealized)                               1.44           1.20            .45            .47            .41
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.44           1.22            .47            .46            .42
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)          (.03)            --           (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.73          $5.31          $4.12          $3.65          $3.20
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $30            $29            $31            $36            $39
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/ reimbursement(c),(d)             2.19%          2.29%          2.25%          2.26%          2.32%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d)                     2.19%          2.29%          2.25%          2.26%          2.32%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.03%)          .28%           .39%          (.25%)          .31%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    114%            64%            56%            73%           186%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          27.28%         29.74%         12.97%         14.39%         15.11%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 36 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.30          $4.12          $3.65          $3.20          $2.78
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .00(b)         .02            .02           (.01)           .01
Net gains (losses) (both realized and
 unrealized)                               1.44           1.19            .45            .47            .41
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.44           1.21            .47            .46            .42
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)          (.03)            --           (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.71          $5.30          $4.12          $3.65          $3.20
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $1             $1             $1             $2
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/ reimbursement(c),(d)             2.19%          2.29%          2.25%          2.26%          2.32%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d)                     2.19%          2.29%          2.25%          2.26%          2.32%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.05%)          .24%           .36%          (.26%)          .31%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    114%            64%            56%            73%           186%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          27.21%         29.65%         12.97%         14.30%         15.17%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  37

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $5.40          $4.20          $3.72          $3.49
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07(c)         .06            .07             --
Net gains (losses) (both realized and
 unrealized)                               1.46           1.23            .46            .23
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.53           1.29            .53            .23
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.09)          (.09)          (.05)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.84          $5.40          $4.20          $3.72
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/ reimbursement(d),(e)              .95%           .99%           .93%           .96%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e)                      .95%           .99%           .93%           .96%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.17%          1.55%          1.67%           .07%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    114%            64%            56%            73%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          28.78%         31.34%         14.46%          6.59%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from July 15, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.41          $4.20          $3.71          $3.26          $2.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .00(b)         .05            .06            .03            .04
Net gains (losses) (both realized and
 unrealized)                               1.51           1.24            .47            .46            .41
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.51           1.29            .53            .49            .45
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)          (.08)          (.04)          (.04)          (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.84          $5.41          $4.20          $3.71          $3.26
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/ reimbursement(c),(d)             1.26%          1.31%          1.29%          1.29%          1.36%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d)                     1.26%          1.31%          1.29%          1.29%          1.36%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .04%          1.05%          1.36%           .33%          1.21%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    114%            64%            56%            73%           186%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          28.16%         31.10%         14.37%         15.20%         16.12%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE EUROPEAN EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource European Equity Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource European Equity Fund of the RiverSource International Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

December 17, 2007

--------------------------------------------------------------------------------

 40 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06824

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.02393

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.02704

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09415

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  41

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.07749

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 42 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  43

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 44 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  45

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 46 RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                      RIVERSOURCE EUROPEAN EQUITY FUND -- 2007 ANNUAL REPORT  47

                       THIS PAGE LEFT BLANK INTENTIONALLY

     RIVERSOURCE(R) EUROPEAN EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6006 L (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
INTERNATIONAL OPPORTUNITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE INTERNATIONAL
OPPORTUNITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM
CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     22

Notes to Financial Statements.......     28

Report of Independent Registered
   Public Accounting Firm...........     50

Federal Income Tax Information......     51

Board Members and Officers..........     53

Proxy Voting........................     57

Change in Independent Registered
   Public Accounting Firm...........     58

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource International Opportunity Fund seeks to provide shareholders with long-term capital growth.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

United Kingdom                                                22.8%
Japan                                                         16.6%
France                                                        10.4%
Germany                                                        8.4%
Switzerland                                                    7.6%
Hong Kong                                                      6.1%
Other(1)                                                      28.1%

(1) Includes Australia 4.2%, Belgium 2.1%, Greece 1.9%, Sweden 1.9%, Singapore 1.7%, Canada 1.4%, Brazil 1.3%, China 1.2%, South Africa 1.2%, Spain 1.1%, Finland 1.0%, Netherlands 1.0%, Italy 0.9%, Luxembourg 0.8%, Norway 0.8%, Portugal 0.8%, South Korea 0.7%, Ireland 0.6%, Denmark 0.5%, Russia 0.5%, Indonesia 0.4%, Mexico 0.4%, Taiwan 0.4% and Cash & Cash Equivalents(2) 1.3%.
(2) Of the 1.3%, 0.8% is due to security lending activity and 0.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Tesco (United Kingdom)                2.6%
Vodafone Group (United Kingdom)       2.4%
BG Group (United Kingdom)             2.3%
Total (France)                        2.3%
Nestle (Switzerland)                  2.0%
Standard Chartered (United Kingdom)   1.7%
E.ON (Germany)                        1.6%
China Mobile (Hong Kong)              1.5%
China Overseas Land & Investment
   (Hong Kong)                        1.5%
Hong Kong Exchanges and Clearing
   (Hong Kong)                        1.3%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.
--------------------------------------------------------------------------------

             RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
         X                 LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

THREADNEEDLE INTERNATIONAL LIMITED

                             YEARS IN INDUSTRY
Alex Lyle                           27
Dominic Rossi                       21

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INIFX          11/15/84
Class B                     IWWGX          03/20/95
Class C                     ROPCX          06/26/00
Class I                     ATNIX          03/04/04
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 IDIYX          03/20/95
Class R5                       --          12/11/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $726.8 million
Number of holdings                              153

--------------------------------------------------------------------------------

 4 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource International Opportunity Fund Class A
  (excluding sales charge)                             +25.52%

MSCI EAFE Index (unmanaged)                            +25.43%

Lipper International Large-Cap Core Funds Index        +26.89%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                                               TOTAL
Class A                                                                        1.34%
Class B                                                                        2.11%
Class C                                                                        2.10%
Class I                                                                        0.88%
Class R2(a)                                                                    1.68%
Class R3(a)                                                                    1.44%
Class R4(b)                                                                    1.18%
Class R5(a)                                                                    0.93%

(a)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
--------------------------------------------------------------------------------

             RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 11/15/84)        +25.52%   +22.73%   +19.84%    +5.81%      +9.57%
 Class B (inception 3/20/95)         +24.56%   +21.76%   +18.89%    +5.00%      +5.96%
 Class C (inception 6/26/00)         +24.66%   +21.80%   +18.92%      N/A       +1.68%
 Class I (inception 3/4/04)          +26.22%   +23.37%      N/A       N/A      +19.03%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A       N/A      +20.81%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A       N/A      +21.11%*
 Class R4** (inception 3/20/95)      +25.85%   +22.92%   +20.07%    +6.00%      +6.97%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A       N/A      +21.63%*

WITH SALES CHARGE
 Class A (inception 11/15/84)        +18.32%   +20.34%   +18.44%    +5.27%      +9.32%
 Class B (inception 3/20/95)         +19.56%   +20.86%   +18.69%    +5.00%      +5.96%
 Class C (inception 6/26/00)         +23.66%   +21.80%   +18.92%      N/A       +1.68%

AT SEPT. 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 11/15/84)        +23.29%   +21.61%   +19.67%    +4.29%      +9.36%
 Class B (inception 3/20/95)         +22.49%   +20.73%   +18.78%    +3.49%      +5.57%
 Class C (inception 6/26/00)         +22.55%    20.75%   +18.76%      N/A       +0.99%
 Class I (inception 3/4/04)          +24.07%   +22.29%      N/A       N/A      +17.79%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A       N/A      +14.75%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A       N/A      +14.96%*
 Class R4** (inception 3/20/95)      +23.69%   +21.87%   +19.96%    +4.47%      +6.57%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A       N/A      +15.38%*

WITH SALES CHARGE
 Class A (inception 11/15/84)        +16.20%   +19.23%   +18.26%    +3.67%      +9.07%
 Class B (inception 3/20/95)         +17.49%   +19.81%   +18.57%    +3.49%      +5.57%
 Class C (inception 6/26/00)         +21.55%   +20.75%   +18.76%      N/A       +0.99%

--------------------------------------------------------------------------------

 6 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

             RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource International Opportunity Fund portfolio managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2007. Threadneedle, an indirect wholly owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did the RiverSource International Opportunity Fund perform for the period?

A: RiverSource International Opportunity Fund gained 25.52% (Class A shares excluding sales charge) for the 12 months ended Oct. 31, 2007. The Fund outperformed its benchmark index, the Morgan Stanley Capital International
   (MSCI) EAFE Index, which returned 25.43% for the period. The Fund underperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which gained 26.89% for the same time frame.

Q: What factors most significantly affected the Fund's performance?

A: In the context of a strong global equity market, the Fund particularly benefited from its position in the materials sector, which was larger than that of the MSCI EAFE Index. The environment has been favorable for materials stocks, as strong demand and limited supply of minerals have pushed prices higher. Contributors within the sector included U.K. mining stock Anglo American and Arcelor Mittal in the Netherlands.

   The Fund also had a larger allocation to European industrials stocks than the MSCI EAFE Index, and this group benefited from strong export markets and increased infrastructure expenditures. Among these stocks, French industrial company ALSTOM was a key contributor. European food retailers also had a favorable effect on performance, as food price inflation benefited grocers such as Tesco in the U.K. and Jeronimo Martins in Portugal.

   The Fund's de-emphasis on banking stocks relative to the MSCI EAFE Index was advantageous. We anticipated some time ago that banking was likely to be a less favored area of the equity markets. The current credit crisis has been detrimental, and we expect the sector's growth to be much slower going forward.

   From a regional perspective, the Fund benefited from allocations to the Far East and emerging markets that were larger than those of the MSCI EAFE Index. Examples of individual contributors include China's largest wireless company China Mobile, property company China Overseas Land & Investment and Hong Kong Exchanges and Clearing, which runs the Hong Kong stock exchange.

--------------------------------------------------------------------------------

 8 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   The Fund's sector positioning in Japan was a primary detractor. In Japan, we emphasized domestic cyclical stocks, including retailers, construction stocks and banks, which were negatively affected when Japan's economic growth was slower than we had forecast. We still anticipate reasonable growth, but it is taking time to materialize. A second meaningful detractor to performance was the Fund's underweight in defensive sectors that have performed well, particularly telecommunications and utilities.

   THE FUND'S DE-EMPHASIS ON BANKING STOCKS RELATIVE TO THE MSCI INDEX WAS ADVANTAGEOUS.


Q: What changes did you make to the Fund during the period?

A: We added to materials positions, including mining stocks and chemical companies such as Johnson Matthey in the U.K. and Umicore in Austria. Both are platinum processors that should benefit from the increased use of catalytic converters due to a greater reliance on diesel fuel.

   We also added to the Fund's energy holdings, with the expectation that oil prices will remain higher than what seems to be reflected in current share prices. We reduced the Fund's bank positions, anticipating the more challenging environment and the ensuing write-downs. We sold Swiss-based UBS, Deutsche Postbank in Germany and Bank of Yokohama and Mitsui Trust Holdings in Japan.

   We increased the Fund's allocation to European consumer staples stocks because we see this as a defensive area where we are able to identify companies offering good, reliable growth. We added to stocks such as Nestle, which is enjoying some pricing power, and beverage stocks Diageo and Pernod Ricard, which are benefiting from industry consolidation.

   In general, we have added to companies that we consider good growth companies. We anticipate slower earnings growth going forward, and think companies that can show reasonable growth in earnings, despite that environment, will perform well. We have also added to the Fund's position in telecommunications companies, which we see as a defensive area. Fundamentals have improved in the wireless area as usage has increased. We added to U.K. operator Vodafone Group, TeliaSonera, a Swedish wireless firm, and KDDI, a Japanese wireless company.

--------------------------------------------------------------------------------

             RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   We reduced Japanese exposure overall because economic growth and the end of deflation have taken longer to materialize and we see better opportunities elsewhere. In particular, we reduced holdings of Japanese auto makers Honda Motor and Toyota Motor as the yen's strength and potential U.S. consumer weakness may hamper exports. We increased exposure to emerging markets and the Far East, including China.

   WE BELIEVE EQUITY VALUATIONS REMAIN FAIRLY ATTRACTIVE BY HISTORICAL STANDARDS AND THAT CORPORATE EARNINGS GROWTH WILL BE POSITIVE, THOUGH SLOWER THAN IN RECENT YEARS.


Q: How do you intend to manage the Fund going forward?

A: Generally speaking, our outlook for global equity markets remains optimistic.
   We continue to expect a reasonable economic backdrop, though growth in developed countries will likely slow. We believe equity valuations remain fairly attractive by historical standards and that corporate earnings growth will be positive, though slower than in recent years. Problems remain in the banking sector, and given the rapid recovery from the summer correction, the market may face some short-term setbacks as it consolidates those gains.

   To summarize current positioning, the Fund's materials and energy weightings are larger than the MSCI Index, while exposure to banks is smaller. We have emphasized companies that we believe have the ability to grow earnings in a more difficult economic environment. We continue to focus on the Far East and emerging markets where we see potential for superior economic and earnings growth. Although valuations in these regions have risen, we believe they are still reasonable in light of the growth prospects.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 10 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Opportunity Fund Class A shares (from 11/1/97 to 10/31/07) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                       SINCE
Results at Oct. 31, 2007                  1 YEAR    3 YEARS   5 YEARS   10 YEARS    INCEPTION(3)
RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,832   $17,427   $23,307    $16,585       $77,357
        Average annual total return        +18.32%   +20.34%   +18.44%     +5.27%        +9.32%
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EAFE INDEX(1)
        Cumulative value of $10,000       $12,543   $19,048   $28,975    $25,093      $160,971
        Average annual total return        +25.43%   +23.96%   +23.71%     +9.64%       +12.89%
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000       $12,689   $18,873   $26,664    $25,841           N/A
        Average annual total return        +26.89%   +23.58%   +21.67%     +9.95%          N/A

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

                                              RIVERSOURCE INTERNATIONAL    MORGAN STANLEY CAPITAL
                                              OPPORTUNITY FUND CLASS A    INTERNATIONAL (MSCI) EAFE      LIPPER INTERNATIONAL LARGE-
                                               (INCLUDES SALES CHARGE)            INDEX(1)                 CAP CORE FUNDS INDEX(2)
                                              -------------------------   -------------------------   ---------------------------
'97                                                    $ 9,425                     $10,000                      $10,000
'98                                                      9,947                      10,995                       10,764
'99                                                     12,713                      13,565                       13,377
'00                                                     12,359                      13,204                       14,223
'01                                                      7,945                       9,945                       10,856
'02                                                      6,710                       8,659                        9,691
'03                                                      7,984                      11,046                       11,899
'04                                                      8,972                      13,175                       13,691
'05                                                     10,488                      15,624                       16,106
'06                                                     13,213                      20,005                       20,365
'07                                                     16,585                      25,093                       25,841

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Nov. 15, 1984. MSCI EAFE Index data is from Dec. 1, 1984. The Fund began operating before the inception of the Lipper peer group.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,119.20        $ 7.05           1.32%
   Hypothetical (5% return
   before expenses)             $1,000         $1,018.55        $ 6.72           1.32%
 Class B
   Actual(b)                    $1,000         $1,114.30        $11.08           2.08%
   Hypothetical (5% return
   before expenses)             $1,000         $1,014.72        $10.56           2.08%
 Class C
   Actual(b)                    $1,000         $1,115.60        $11.09           2.08%
   Hypothetical (5% return
   before expenses)             $1,000         $1,014.72        $10.56           2.08%
 Class I
   Actual(b)                    $1,000         $1,122.80        $ 4.60            .86%
   Hypothetical (5% return
   before expenses)             $1,000         $1,020.87        $ 4.38            .86%
 Class R2
   Actual(b)                    $1,000         $1,116.50        $ 8.91           1.67%
   Hypothetical (5% return
   before expenses)             $1,000         $1,016.79        $ 8.49           1.67%
 Class R3
   Actual(b)                    $1,000         $1,119.30        $ 7.69           1.44%
   Hypothetical (5% return
   before expenses)             $1,000         $1,017.95        $ 7.32           1.44%
 Class R4*
   Actual(b)                    $1,000         $1,120.80        $ 6.15           1.15%
   Hypothetical (5% return
   before expenses)             $1,000         $1,019.41        $ 5.85           1.15%
 Class R5
   Actual(b)                    $1,000         $1,121.90        $ 4.87            .91%
   Hypothetical (5% return
   before expenses)             $1,000         $1,020.62        $ 4.63            .91%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +11.92% for Class A, +11.43% for Class B, +11.56% for Class C, +12.28% for Class I, +11.65% for Class R2, +11.93% for Class R3, +12.08% for Class R4 and +12.19%. for Class R5.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.0%)(c)
ISSUER                                            SHARES                    VALUE(A)
AUSTRALIA (4.3%)
CAPITAL MARKETS (0.6%)
Macquarie Bank                                        53,304(b)           $4,256,257
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Brambles                                             256,252               3,410,246
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Boart Longyear Group                               1,359,928(b)            3,269,843
------------------------------------------------------------------------------------

INSURANCE (0.7%)
QBE Insurance Group                                  163,377               4,998,683
------------------------------------------------------------------------------------

METALS & MINING (2.1%)
BHP Billiton                                         168,816               7,349,469
Newcrest Mining                                      125,212               3,816,069
Rio Tinto                                             39,165(d)            4,064,426
                                                                     ---------------
Total                                                                     15,229,964
------------------------------------------------------------------------------------

BELGIUM (2.2%)
BEVERAGES (1.2%)
InBev                                                 84,575               8,005,071
------------------------------------------------------------------------------------

CHEMICALS (0.6%)
Umicore                                               17,588               4,397,732
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Colruyt                                               15,110               3,237,907
------------------------------------------------------------------------------------

BRAZIL (1.3%)
HOUSEHOLD DURABLES (0.6%)
Cyrela Brazil Realty                                 239,100               4,099,449
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.7%)
Petroleo Brasileiro ADR                               54,923               5,252,286
------------------------------------------------------------------------------------

CANADA (1.4%)
OIL, GAS & CONSUMABLE FUELS (0.9%)
Canadian Natural Resources                            34,000               2,827,994
EnCana                                                57,000               3,989,094
                                                                     ---------------
Total                                                                      6,817,088
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ROAD & RAIL (0.5%)
Canadian Pacific Railway                              52,000              $3,660,095
------------------------------------------------------------------------------------

CHINA (1.2%)
COMMERCIAL BANKS
China Merchants Bank Series H                      1,750,500               9,026,126
------------------------------------------------------------------------------------

DENMARK (0.5%)
CHEMICALS
Novozymes Series B                                    34,200               3,738,077
------------------------------------------------------------------------------------

FINLAND (1.0%)
COMMUNICATIONS EQUIPMENT
Nokia                                                175,577               6,973,365
------------------------------------------------------------------------------------

FRANCE (10.3%)
BEVERAGES (1.1%)
Pernod Ricard                                         34,177               7,914,798
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
BNP Paribas                                           54,422               6,031,913
Societe Generale                                      25,843               4,366,098
                                                                     ---------------
Total                                                                     10,398,011
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
VINCI                                                 68,024               5,613,420
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
ALSTOM                                                32,041               7,599,324
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Essilor Intl                                         110,230               7,043,759
------------------------------------------------------------------------------------

INSURANCE (1.3%)
AXA                                                   64,113               2,879,832
Euler Hermes                                          48,515               6,522,634
                                                                     ---------------
Total                                                                      9,402,466
------------------------------------------------------------------------------------

MACHINERY (0.6%)
Vallourec                                             15,098               4,396,723
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.3%)
Veolia Environnement                                  24,855               2,225,315
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (2.2%)
Total                                                204,751             $16,523,258
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
LVMH Moet Hennessy Louis Vuitton                      34,332               4,435,294
------------------------------------------------------------------------------------

GERMANY (7.5%)
AUTO COMPONENTS (0.8%)
Continental                                           40,435               6,110,411
------------------------------------------------------------------------------------

AUTOMOBILES (1.3%)
Daimler                                               82,807               9,132,381
------------------------------------------------------------------------------------

CHEMICALS (0.8%)
Bayer                                                 72,056               6,017,717
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.4%)
Wincor Nixdorf                                        31,848               3,172,468
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
E.ON                                                  59,493              11,645,127
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Tognum                                                93,228(b)            3,350,591
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Carl Zeiss Meditec                                   135,094               2,942,123
------------------------------------------------------------------------------------

INSURANCE (0.3%)
Allianz                                                9,649               2,177,031
------------------------------------------------------------------------------------

MACHINERY (0.9%)
MAN                                                   38,157               6,831,623
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
RWE                                                   24,828               3,386,825
------------------------------------------------------------------------------------

GREECE (1.9%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                                193,327               7,544,134
Piraeus Bank                                         156,511               6,301,915
                                                                     ---------------
Total                                                                     13,846,049
------------------------------------------------------------------------------------

HONG KONG (6.1%)
COMMERCIAL BANKS (0.2%)
Bank of East Asia                                    226,000               1,537,716
------------------------------------------------------------------------------------

DISTRIBUTORS (0.7%)
Li & Fung                                          1,093,600               5,189,552
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Hong Kong Exchanges and Clearing                     277,500              $9,263,696
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.5%)
China Overseas Land & Investment                   4,512,000              10,800,006
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Esprit Holdings                                      390,000               6,513,555
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
China Mobile                                         527,500              10,905,325
------------------------------------------------------------------------------------

INDONESIA (0.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi Indonesia                           2,205,000               2,660,993
------------------------------------------------------------------------------------

IRELAND (0.6%)
CONSTRUCTION MATERIALS
CRH                                                  107,973               4,165,845
------------------------------------------------------------------------------------

ITALY (0.9%)
ENERGY EQUIPMENT & SERVICES
Saipem                                               144,304               6,404,757
------------------------------------------------------------------------------------

JAPAN (16.6%)
AUTO COMPONENTS (0.2%)
Keihin                                                87,000               1,677,039
------------------------------------------------------------------------------------

AUTOMOBILES (1.3%)
Honda Motor                                           64,800               2,427,293
Toyota Motor                                         122,200               6,997,364
                                                                     ---------------
Total                                                                      9,424,657
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.5%)
Asahi Glass                                          260,000               3,581,739
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
Marusan Securities                                   129,800               1,287,898
Nomura Holdings                                       73,100               1,302,981
Tokai Tokyo Securities                               110,000                 592,914
                                                                     ---------------
Total                                                                      3,183,793
------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Kansai Paint                                         197,000               1,479,390
Mitsubishi Rayon                                     261,000               1,481,583
Showa Denko                                          460,000               1,804,887
                                                                     ---------------
Total                                                                      4,765,860
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMERCIAL BANKS (1.9%)
Fukuoka Financial Group                              233,000              $1,502,137
Mitsubishi UFJ Financial Group                       528,000               5,284,848
Mizuho Financial Group                                   519               2,917,896
Sumitomo Mitsui Financial Group                          502               4,113,293
                                                                     ---------------
Total                                                                     13,818,174
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Okumura                                              289,000               1,530,140
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Kyocera                                               30,500               2,593,230
Nidec                                                 23,400               1,758,749
Nippon Electric Glass                                164,000               2,788,292
Yokogawa Electric                                    164,400               2,071,991
                                                                     ---------------
Total                                                                      9,212,262
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.3%)
Sundrug                                              102,600               2,433,047
------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Tokyo Gas                                            866,000               3,861,913
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Accordia Golf                                          1,089(b)            1,228,609
Pacific Golf Group Intl Holdings                       1,321(b,d)          1,266,316
                                                                     ---------------
Total                                                                      2,494,925
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.6%)
Daito Trust Construction                              50,400               2,337,514
GOLDCREST                                             49,620               2,363,583
Haseko                                               964,000(b)            2,322,645
Sekisui Chemical                                     317,000               2,170,166
Sharp                                                148,000               2,335,243
                                                                     ---------------
Total                                                                     11,529,151
------------------------------------------------------------------------------------

INSURANCE (0.5%)
T&D Holdings                                          56,050               3,374,459
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
eAccess                                                2,555(d)            1,619,864
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MACHINERY (0.5%)
AMADA                                                227,000              $2,297,594
THK                                                   75,500               1,665,402
                                                                     ---------------
Total                                                                      3,962,996
------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Kobe Steel                                         1,027,000               3,698,869
Tokyo Steel Mfg                                       99,500               1,380,139
                                                                     ---------------
Total                                                                      5,079,008
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Ryohin Keikaku                                        35,500               2,235,089
------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.7%)
Canon                                                 93,500               4,732,479
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
INPEX Holdings                                           182               1,962,611
Nippon Mining Holdings                               194,500               1,840,210
                                                                     ---------------
Total                                                                      3,802,821
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Daiichi Sankyo                                        27,300                 774,048
Ono Pharmaceutical                                    47,400               2,448,245
Shionogi & Co                                        106,000               1,807,017
Takeda Pharmaceutical                                 41,400               2,586,815
                                                                     ---------------
Total                                                                      7,616,125
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Sumitomo Real Estate Sales                            21,330               1,548,117
------------------------------------------------------------------------------------

SOFTWARE (0.4%)
Nintendo                                               4,200               2,668,140
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Yamada Denki                                          34,690               3,577,706
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
Mitsui & Co                                          144,000               3,736,214
Sumitomo                                             183,500               3,198,258
                                                                     ---------------
Total                                                                      6,934,472
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Mitsubishi Logistics                                 177,000               2,559,431
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
KDDI                                                     526               3,973,914
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

LUXEMBOURG (0.8%)
METALS & MINING
ArcelorMittal                                         71,032              $5,689,677
------------------------------------------------------------------------------------

MEXICO (0.4%)
WIRELESS TELECOMMUNICATION SERVICES
America Movil ADR Series L                            45,728               2,990,154
------------------------------------------------------------------------------------

NETHERLANDS (1.0%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
ASML Holding                                         198,751(b)            6,920,602
------------------------------------------------------------------------------------

NORWAY (0.8%)
OIL, GAS & CONSUMABLE FUELS
StatoilHydro                                         172,250               5,869,656
------------------------------------------------------------------------------------

PORTUGAL (0.8%)
FOOD & STAPLES RETAILING
Jeronimo Martins                                     821,379               6,116,818
------------------------------------------------------------------------------------

RUSSIA (0.5%)
OIL, GAS & CONSUMABLE FUELS
Gazprom ADR                                           73,793               3,673,416
------------------------------------------------------------------------------------

SINGAPORE (1.7%)
COMMERCIAL BANKS (0.4%)
DBS Group Holdings                                   195,000               3,052,731
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
Keppel                                               556,000               5,716,383
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
City Developments                                    303,400               3,350,637
------------------------------------------------------------------------------------

SOUTH AFRICA (1.2%)
MEDIA (0.7%)
Naspers Series N                                     168,523               5,360,604
------------------------------------------------------------------------------------

METALS & MINING (0.5%)
Impala Platinum Holdings                              97,352               3,679,515
------------------------------------------------------------------------------------

SOUTH KOREA (0.7%)
COMMERCIAL BANKS
Shinhan Financial Group                               75,570               4,931,251
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SPAIN (1.1%)
COMMERCIAL BANKS
Banco Bilbao Vizcaya Argentaria                      303,763              $7,687,611
------------------------------------------------------------------------------------

SWEDEN (1.9%)
COMMERCIAL BANKS (0.6%)
Skandinaviska Enskilda Banken Series A               137,600               4,237,750
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
TeliaSonera                                          491,000               4,845,126
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Hennes & Mauritz Series B                             66,925               4,472,840
------------------------------------------------------------------------------------

SWITZERLAND (7.7%)
BIOTECHNOLOGY (0.5%)
Actelion                                              73,486(b)            3,655,751
------------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Credit Suisse Group                                  109,398               7,393,430
Julius Baer Holding                                   41,624               3,615,383
                                                                     ---------------
Total                                                                     11,008,813
------------------------------------------------------------------------------------

CHEMICALS (1.9%)
Lonza Group                                           41,497               4,841,366
Sika                                                   1,617               3,206,367
Syngenta                                              24,476               5,921,100
                                                                     ---------------
Total                                                                     13,968,833
------------------------------------------------------------------------------------

FOOD PRODUCTS (2.1%)
Nestle                                                30,898              14,272,460
------------------------------------------------------------------------------------

INSURANCE (0.7%)
Swiss Reinsurance                                     56,539               5,316,150
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Roche Holding                                         43,813               7,484,045
------------------------------------------------------------------------------------

TAIWAN (0.4%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Hon Hai Precision Industry                           336,000               2,576,213
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (--%)
Taiwan Semiconductor Mfg                                   1                       2
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

UNITED KINGDOM (22.8%)
AEROSPACE & DEFENSE (1.6%)
BAE Systems                                          561,242              $5,830,233
Rolls-Royce Group                                    486,730(b)            5,460,042
Rolls-Royce Group Series B                        19,663,892                  44,972
                                                                     ---------------
Total                                                                     11,335,247
------------------------------------------------------------------------------------

BEVERAGES (0.8%)
Diageo                                               263,415               6,043,104
------------------------------------------------------------------------------------

CHEMICALS (0.6%)
Johnson Matthey                                      125,733               4,679,899
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.7%)
Standard Chartered                                   317,644              12,353,410
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Serco Group                                          580,612               5,460,452
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Cable & Wireless                                     921,976               3,746,131
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.4%)
Tesco                                              1,848,114              18,798,363
Wm Morrison Supermarkets                             945,573               5,836,369
                                                                     ---------------
Total                                                                     24,634,732
------------------------------------------------------------------------------------

INSURANCE (2.2%)
Admiral Group                                        301,030               6,478,668
Prudential                                           277,206               4,528,132
Royal & SunAlliance Insurance Group                1,606,762               5,293,799
                                                                     ---------------
Total                                                                     16,300,599
------------------------------------------------------------------------------------

METALS & MINING (1.7%)
Anglo American                                       108,464               7,543,807
Lonmin                                                64,535               4,636,561
                                                                     ---------------
Total                                                                     12,180,368
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.5%)
BG Group                                             892,809              16,551,821
BP                                                   375,735               4,887,845
Tullow Oil                                           370,908               4,933,591
                                                                     ---------------
Total                                                                     26,373,257
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PHARMACEUTICALS (0.9%)
Shire                                                260,235              $6,517,782
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Carphone Warehouse Group                             492,678               3,610,686
------------------------------------------------------------------------------------

TOBACCO (2.2%)
British American Tobacco                             219,051               8,344,512
Imperial Tobacco Group                               146,252               7,422,943
                                                                     ---------------
Total                                                                     15,767,455
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.4%)
Vodafone Group                                     4,349,764              17,138,772
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $542,853,035)                                                    $712,194,601
------------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (0.9%)(c)
ISSUER                                            SHARES                   VALUE(A)

GERMANY (0.9%)
Porsche                                               2,406              $6,419,433
-----------------------------------------------------------------------------------

HONG KONG (--%)
China Overseas Land & Investment Warrants           376,000(b,f)            312,921
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $3,739,792)                                                       $6,732,354
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.3%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  9,330,322(g)           $9,330,322
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $9,330,322)                                                       $9,330,322
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $555,923,149)(h)                                                $728,257,277
===================================================================================

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.8% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 0.5% of net assets.

(f) Identifies issues considered to be illiquid as to their marketability. These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2007, is as follows:

                                                         ACQUISITION
SECURITY                                                    DATES            COST
---------------------------------------------------------------------------------
China Overseas Land & Investment Warrants                 08-14-07           $--

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $557,173,143 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $180,470,145
Unrealized depreciation                                             (9,386,011)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $171,084,134
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  21

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $546,592,827)         $ 718,926,955
   Affiliated money market fund (identified cost $9,330,322)
      (Note 6)                                                      9,330,322
-----------------------------------------------------------------------------
Total investments in securities (identified cost
   $555,923,149)                                                  728,257,277
Foreign currency holdings (identified cost $784,267) (Note
   1)                                                                 787,437
Capital shares receivable                                             161,765
Dividends receivable                                                1,543,381
Receivable for investment securities sold                           8,869,764
-----------------------------------------------------------------------------
Total assets                                                      739,619,624
-----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                           132
Capital shares payable                                                429,194
Payable for investment securities purchased                         6,599,880
Payable upon return of securities loaned (Note 5)                   5,623,100
Accrued investment management services fee                             15,217
Accrued distribution fee                                                5,556
Accrued transfer agency fee                                               935
Accrued administrative services fee                                     1,539
Accrued plan administration services fee                                    3
Other accrued expenses                                                180,596
-----------------------------------------------------------------------------
Total liabilities                                                  12,856,152
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $ 726,763,472
=============================================================================

--------------------------------------------------------------------------------

 22 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $     614,747
Additional paid-in capital                                        784,689,094
Undistributed net investment income                                 4,887,998
Accumulated net realized gain (loss) (Note 8)                    (235,879,516)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies                                                     172,451,149
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $ 726,763,472
=============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                           $ 519,709,972
                                            Class B                           $  72,155,141
                                            Class C                           $   3,848,136
                                            Class I                           $ 130,555,776
                                            Class R2                          $       5,943
                                            Class R3                          $       5,956
                                            Class R4                          $     476,566
                                            Class R5                          $       5,982
Net asset value per share of outstanding    Class A
   capital stock:                           shares(1)           43,914,825    $       11.83
                                            Class B shares       6,271,965    $       11.50
                                            Class C shares         337,985    $       11.39
                                            Class I shares      10,908,936    $       11.97
                                            Class R2 shares            496    $       11.98
                                            Class R3 shares            496    $       12.01
                                            Class R4 shares         39,523    $       12.06
                                            Class R5 shares            496    $       12.06
-------------------------------------------------------------------------------------------
*Including securities on loan, at value
   (Note 5)                                                                   $   5,339,877
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $12.55. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  23

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 14,659,098
Interest                                                              33,168
Income distributions from affiliated money market fund (Note
   6)                                                                308,426
Fee income from securities lending (Note 5)                          299,416
   Less foreign taxes withheld                                    (1,674,747)
----------------------------------------------------------------------------
Total income                                                      13,625,361
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 4,923,040
Distribution fee
   Class A                                                         1,217,677
   Class B                                                           773,607
   Class C                                                            35,773
   Class R2                                                               23
   Class R3                                                               12
Transfer agency fee
   Class A                                                         1,045,718
   Class B                                                           176,594
   Class C                                                             7,940
   Class R2                                                                3
   Class R3                                                                3
   Class R4                                                              507
   Class R5                                                                3
Service fee -- Class R4                                                   94
Administrative services fee                                          540,718
Plan administration services fee
   Class R2                                                               12
   Class R3                                                               12
   Class R4                                                            1,615
Compensation of board members                                         12,053
Custodian fees                                                       288,281
Printing and postage                                                 139,550
Registration fees                                                     76,749
Professional fees                                                     43,278
Other                                                                 22,657
----------------------------------------------------------------------------
Total expenses                                                     9,305,919
   Earnings and bank fee credits on cash balances (Note 2)           (36,905)
----------------------------------------------------------------------------
Total net expenses                                                 9,269,014
----------------------------------------------------------------------------
Investment income (loss) -- net                                    4,356,347
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 24 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED OCT. 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $105,585,099
   Foreign currency transactions                                     163,737
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          105,748,836
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          47,155,142
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            152,903,978
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $157,260,325
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                          2007             2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                          $   4,356,347    $   4,140,849
Net realized gain (loss) on investments                    105,748,836       85,461,763
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                        47,155,142       46,352,869
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              157,260,325      135,955,481
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (5,792,143)      (4,837,423)
      Class B                                                 (328,653)        (321,933)
      Class C                                                  (20,000)         (17,478)
      Class I                                               (1,860,370)        (964,636)
      Class R2                                                     (82)             N/A
      Class R3                                                     (82)             N/A
      Class R4                                                 (12,305)              --
      Class R5                                                     (83)             N/A
---------------------------------------------------------------------------------------
Total distributions                                         (8,013,718)      (6,141,470)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 26 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED OCT. 31,                                          2007             2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                               $  57,964,868    $  62,503,828
   Class B shares                                           10,142,678       13,431,236
   Class C shares                                              554,208        1,010,265
   Class I shares                                           15,649,639       54,894,296
   Class R2 shares                                               5,000              N/A
   Class R3 shares                                               5,000              N/A
   Class R4 shares                                             206,103          436,918
   Class R5 shares                                               5,000              N/A
Reinvestment of distributions at net asset value
   Class A shares                                            5,680,839        4,744,097
   Class B shares                                              322,993          316,796
   Class C shares                                               19,664           17,010
   Class I shares                                            1,860,121          964,430
   Class R4 shares                                              12,305               --
Payments for redemptions
   Class A shares                                         (113,242,804)    (106,963,300)
   Class B shares (Note 2)                                 (32,319,841)     (35,891,710)
   Class C shares (Note 2)                                    (850,822)      (1,066,346)
   Class I shares                                          (18,273,882)     (15,662,555)
   Class R4 shares                                            (704,572)         (94,180)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (72,963,503)     (21,359,215)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     76,283,104      108,454,796
Net assets at beginning of year                            650,480,368      542,025,572
---------------------------------------------------------------------------------------
Net assets at end of year                                $ 726,763,472    $ 650,480,368
=======================================================================================
Undistributed net investment income                      $   4,887,998    $   5,884,177
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource International Opportunity Fund (the Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager), and the affiliated funds-of-funds, owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At Oct. 31, 2007, the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 28 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Oct. 31, 2007 was $312,921 representing

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  29

0.04% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments

--------------------------------------------------------------------------------

 30 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

(variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Oct. 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  31

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,661,192 and accumulated net realized loss has been increased by $2,661,192.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $5,792,143    $4,837,423
      Long-term capital gain....................            --            --
CLASS B
Distributions paid from:
      Ordinary income...........................       328,653       321,933
      Long-term capital gain....................            --            --
CLASS C
Distributions paid from:
      Ordinary income...........................        20,000        17,478
      Long-term capital gain....................            --            --
CLASS I
Distributions paid from:
      Ordinary income...........................     1,860,370       964,636
      Long-term capital gain....................            --            --
CLASS R2*
Distributions paid from:
      Ordinary income...........................            82           N/A
      Long-term capital gain....................            --           N/A
CLASS R3*
Distributions paid from:
      Ordinary income...........................            82           N/A
      Long-term capital gain....................            --           N/A

--------------------------------------------------------------------------------

 32 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED OCT. 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS R4**
Distributions paid from:
      Ordinary income...........................    $   12,305            --
      Long-term capital gain....................            --            --
CLASS R5*
Distributions paid from:
      Ordinary income...........................            83           N/A
      Long-term capital gain....................            --           N/A

  * For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $   5,062,674
Undistributed accumulated long-term gain.................    $          --
Accumulated realized loss................................    $(234,796,830)
Unrealized appreciation (depreciation)...................    $ 171,193,787

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidelines allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT 33 are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $421,640 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 0.72% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manger contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

 34 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

Other expenses in the amount of $3,918 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  35

Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $460,745 for Class A, $39,916 for Class B and $429 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.15% for Class I, 1.87% for Class R2, 1.62% for Class R3, 1.30% for Class R4 and 1.12% for Class R5 of the Fund's average daily net assets. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive

--------------------------------------------------------------------------------

 36 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT adjustment, will not exceed 1.30% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $36,905 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $571,492,895 and $643,392,273 respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED OCT. 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       5,530,222       574,984       (10,852,840)       (4,747,634)
Class B                       1,012,580        33,436        (3,087,188)       (2,041,172)
Class C                          55,669         2,057           (84,352)          (26,626)
Class I                       1,504,670       186,947        (1,675,015)           16,602
Class R2*                           496            --                --               496
Class R3*                           496            --                --               496
Class R4**                       19,941         1,224           (65,438)          (44,273)
Class R5*                           496            --                --               496
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED OCT. 31, 2006
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       7,130,650       584,969       (12,256,382)       (4,540,763)
Class B                       1,576,833        39,949        (4,233,189)       (2,616,407)
Class C                         119,934         2,164          (126,136)           (4,038)
Class I                       6,030,841       118,190        (1,709,388)        4,439,643
Class R4**                       46,827            --           (10,605)           36,222
----------------------------------------------------------------------------------------------

  * For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  37

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Oct. 31, 2007, securities valued at $5,339,877 were on loan to brokers. For collateral, the Fund received $5,623,100 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $299,416 for the year ended Oct. 31, 2007. Expenses paid to the Investment Manager were $5,567 for the year ended Oct. 31, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of the shares of the RiverSource Short-Term Cash Fund aggregated $310,680,452 and $311,100,107, respectively, for the year ended Oct. 31, 2007.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus

--------------------------------------------------------------------------------

 38 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $234,796,830 at Oct. 31, 2007, that if not offset by capital gains will expire as follows:

    2009          2010          2011
$137,301,860   $59,231,998   $38,262,972

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

GEOGRAPHIC CONCENTRATION/SECTOR RISK

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT 39 investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

--------------------------------------------------------------------------------

 40 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  41

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2007           2006           2005           2004           2003
Net asset value, beginning of period      $9.54          $7.66          $6.58          $5.88          $4.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07(b)         .06            .05            .03            .03
Net gains (losses) (both realized and
 unrealized)                               2.34           1.91           1.06            .71            .90
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.41           1.97           1.11            .74            .93
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.12)          (.09)          (.03)          (.04)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.83          $9.54          $7.66          $6.58          $5.88
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $520           $464           $408           $347           $276
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.34%          1.48%          1.53%          1.54%          1.65%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.34%          1.48%          1.52%(e)       1.54%          1.65%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .63%           .76%           .75%           .45%           .59%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     84%            79%            93%            98%           147%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          25.52%         25.98%         16.90%         12.54%         18.79%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 42 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.27          $7.44          $6.42          $5.75          $4.88
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(b)         --             --           (.02)           .02
Net gains (losses) (both realized and
 unrealized)                               2.28           1.86           1.02            .69            .85
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.27           1.86           1.02            .67            .87
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.04)          (.03)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.50          $9.27          $7.44          $6.42          $5.75
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $72            $77            $81            $74            $76
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.11%          2.25%          2.30%          2.32%          2.43%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.11%          2.25%          2.29%(e)       2.31%(e)       2.43%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.10%)          .01%           .01%          (.29%)         (.16%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     84%            79%            93%            98%           147%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          24.56%         25.07%         15.89%         11.65%         17.83%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  43

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.19          $7.40          $6.38          $5.72          $4.85
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(b)         --             --           (.02)           .02
Net gains (losses) (both realized and
 unrealized)                               2.27           1.84           1.02            .68            .85
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.26           1.84           1.02            .66            .87
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.05)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.39          $9.19          $7.40          $6.38          $5.72
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $4             $3             $3             $2             $1
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.10%          2.25%          2.30%          2.30%          2.43%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.10%          2.25%          2.28%(e)       2.30%          2.43%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.12%)         (.01%)          .02%          (.26%)         (.17%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     84%            79%            93%            98%           147%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          24.66%         24.93%         16.03%         11.62%         17.94%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.64          $7.75          $6.65          $6.60
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .12(c)         .11            .09            .04
Net gains (losses) (both realized and
 unrealized)                               2.38           1.92           1.07            .01
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.50           2.03           1.16            .05
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.17)          (.14)          (.06)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.97          $9.64          $7.75          $6.65
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $131           $105            $50            $22
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .88%           .99%           .91%           .87%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)               .88%           .99%           .91%           .87%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.13%          1.22%          1.36%          1.12%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     84%            79%            93%            98%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          26.22%         26.50%         17.58%           .76%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  45

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period     $10.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .03
Net gains (losses) (both realized and
 unrealized)                               2.04
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.17)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.98
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.68%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.68%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .36%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     84%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          20.81%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period     $10.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .06
Net gains (losses) (both realized and
 unrealized)                               2.04
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.10
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.17)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.01
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.44%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.44%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .61%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     84%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          21.11%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  47

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.72          $7.70          $6.62          $5.91          $4.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .09(b)         .09            .05            .04            .03
Net gains (losses) (both realized and
 unrealized)                               2.39           1.93           1.07            .71            .92
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.48           2.02           1.12            .75            .95
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.14)            --           (.04)          (.04)          (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.06          $9.72          $7.70          $6.62          $5.91
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--             $1            $--            $31            $30
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.18%          1.29%          1.33%          1.36%          1.45%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.18%          1.29%          1.33%          1.36%          1.45%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .85%          1.02%          1.04%           .61%          1.07%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     84%            79%            93%            98%           147%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          25.85%         26.23%         16.92%         12.79%         19.14%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 48 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period     $10.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .11
Net gains (losses) (both realized and
 unrealized)                               2.04
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.15
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.17)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.06
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .93%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)               .93%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.12%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     84%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          21.63%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Opportunity Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Opportunity Fund of the RiverSource International Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota                                     /s/ Ernst & Young LLP
December 17, 2007

--------------------------------------------------------------------------------

 50 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.12064

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.03960

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05551

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.16690

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.16512

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  51

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.16575

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.14401

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.16677

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 52 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  53

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 54 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  55

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 56 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT  57

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 58 RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) INTERNATIONAL OPPORTUNITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                          S-6140 AE (12/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource International Series, Inc. were as follows:

                                 2007 - $82,950

(b) Audit - Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource International Series, Inc. were as follows:

                                  2007 - $2,385

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services for RiverSource International Series, Inc. were as follows:

                                  2007 - $9,900

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource International Series, Inc. were as follows:

                                    2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $595,865

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource International
Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 2, 2008


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date January 2, 2008